SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                          [Amendment No. ___________]

     Filed by the Registrant [X]
     Filed by a party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement
     [ ] Confidential, for use of the Commission only (as permitted by
          Rule 14a-6(e)(2))
     [X] Definitive proxy statement
     [ ] Definitive additional materials
     [ ] Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                               QUANEX CORPORATION
                (Name of Registrant as Specified in Its Charter)

    _______________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
          or Item 22(a)(2) or Schedule 14A.

     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

         ____________________________________________________________________

     (2) Aggregate number of securities to which transactions applies:

         ____________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ____________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:

         ____________________________________________________________________

     (5) Total fee paid:

         ____________________________________________________________________

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:

         ____________________________________________________________________

     (2) Form, Schedule or Registration Statement No.:

         ____________________________________________________________________

     (3) Filing party:

         ____________________________________________________________________

     (4) Date filed:

         ____________________________________________________________________

--------------------------------------------------------------------------------
Quanex Corporation
1900 West Loop South                   QUANEX
Suite 1500
Houston, TX 77027
(713) 961-4600
                                       -----------------------------------------

                               January 24, 1996

               Dear Fellow Shareholder:

                    You are cordially invited to attend the
               Company's Annual Meeting of Shareholders to be held at 8:30 a.m., C.S.T., on Thursday, February 22, 1996, at the JW Marriott Hotel, Houston Galleria, 5150 Westheimer, Houston, Texas.

                    This year you will be asked to vote in
               favor of four proposals. The proposals concern the election of two directors, an amendment to the Company's Deferred Compensation Plan, the approval of a 1996 Employee Stock Option and Restricted Stock Plan, and the appointment of independent auditors for fiscal 1996. These matters are more fully explained in the attached proxy statement, which you are encouraged to read.

                    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
               APPROVE THESE PROPOSALS AND URGES THAT YOU
               RETURN YOUR SIGNED PROXY CARD AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                    Thank you for your cooperation.

                                      Sincerely,
                                      ROBERT C. SNYDER
                                      Chairman of the Board

                                     QUANEX

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 22, 1996

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Quanex Corporation, a Delaware corporation (the "Company"), will be held at the JW Marriott Hotel, Houston Galleria, 5150 Westheimer, Houston, Texas, on February 22, 1996, at 8:30 a.m., C.S.T., for the following purposes:

        (1) To elect two directors to serve until the Annual Meeting of Shareholders in 1999;

        (2) To consider and act upon a proposal to amend the Company's Deferred Compensation Plan;

        (3) To consider and act upon a proposal to adopt the Company's 1996 Employee Stock Option and Restricted Stock Plan;

        (4) To consider and act upon a proposal to ratify the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending October 31, 1996; and

        (5) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Information with respect to the above matters is set forth in the Proxy Statement that accompanies this Notice.

     The Board of Directors has fixed the close of business on January 18, 1996, as the record date for determining shareholders entitled to notice of and to vote at the meeting. A complete list of the shareholders entitled to vote at the meeting will be maintained at the Company's principal executive offices, will be open to the examination of any shareholder for any purpose germane to the meeting during ordinary business hours for a period of ten days prior to the meeting, and will be produced at the time and place of the meeting during the whole time thereof.

     PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR DESIGNATION OF A PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU FIND IT CONVENIENT TO ATTEND THE MEETING.

     The Company's Annual Report to Shareholders for the year ended October 31, 1995, accompanies this Notice.

                                          By order of the Board of Directors,
                                          MICHAEL W. CONLON, Secretary

Houston, Texas
January 24, 1996

                                     QUANEX

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 22, 1996

     This Proxy Statement and the accompanying form of proxy are to be first mailed on or about January 24, 1996, to all holders of record on January 18, 1996, of the Common Stock, $.50 par value ("Common Stock"), of Quanex Corporation, a Delaware corporation (the "Company"), and are furnished in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Annual Meeting of Shareholders to be held at 8:30 a.m., C.S.T., on Thursday, February 22, 1996, and at any adjournment or adjournments thereof. Shares of Common Stock represented by any unrevoked proxy in the enclosed form, if such proxy is properly executed and is received prior to the meeting, will be voted in accordance with the specifications made on such proxy. Proxies on which no specification has been made will be voted for the election as directors of the nominees listed herein and in favor of proposals 2, 3, and 4. Proxies are revocable by written notice to the Secretary of the Company at the address of the Company set forth below, or by delivery of a later dated proxy, at any time prior to their exercise. Proxies may also be revoked by a shareholder attending and voting in person at the meeting.

     The Common Stock is the only class of securities of the Company that is entitled to vote at the meeting. As of the close of business on January 18, 1996, the record date for determining shareholders who are entitled to receive notice of and to vote at the meeting, there were 13,517,825 shares of Common Stock issued and outstanding. Each share is entitled to one vote. The presence at the meeting, in person or by proxy, of the holders of a majority of shares of Common Stock is necessary to constitute a quorum.

     The cost of soliciting proxies will be borne by the Company. Solicitation may be made personally or by mail, telephone or telegraph by officers, directors and regular employees of the Company (who will not receive any additional compensation for any solicitation of proxies), as well as by the firm of Beacon Hill Partners, Inc., which has been retained by the Company to assist in the solicitation for a fee of approximately $4,500. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for sending proxy materials to the beneficial owners of Common Stock. The mailing address of the Company's principal executive office is 1900 West Loop South, Suite 1500, Houston, Texas 77027.

                                      1

                      MATTERS TO COME BEFORE THE MEETING

(1)  ELECTION OF TWO DIRECTORS

     Two directors are to be elected at the meeting. The Company's Certificate of Incorporation and Bylaws both provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible, with the terms of office of the classes expiring at different times. The terms of office of three directors, Messrs. Morfee, Haeckel, and Sebastian expire at the 1996 Annual Meeting. Mr. Morfee has reached retirement age under the Company's policy with respect to the retirement of directors and therefore will not stand for re-election. The proposed nominees for director for a term expiring at the 1999 Annual Meeting are Gerald B. Haeckel and Michael J. Sebastian. The respective terms of directors expire on the dates set forth below.

NOMINEES FOR ELECTION FOR TERMS                                                                          DIRECTOR
EXPIRING AT THE 1999 ANNUAL MEETING                   PRINCIPAL OCCUPATION                      AGE       SINCE
------------------------------------  -----------------------------------------------------     ---      --------
Gerald B. Haeckel...................  Financial consultant (Scottsville, Virginia)              66         1978
Michael J. Sebastian................  Retired since 1995 from Cooper Industries, Inc.,          65         1991
                                      manufacturer of electrical, automotive and industrial
                                      equipment (Houston, Texas)
DIRECTORS WHOSE TERMS
EXPIRE AT THE 1998 ANNUAL MEETING
------------------------------------
Carl E. Pfeiffer....................  Chairman Emeritus, Quanex Corporation                     65         1966
Vincent R. Scorsone.................  Retired since 1994 from Aluminum Company of America,      60         1995
                                      a manufacturer of aluminum products (Pittsburgh,
                                      Pennsylvania)
Donald G. Barger, Jr................  Vice President of Finance and Chief Financial Officer     52         1995
                                      of Worthington Industries, Inc., a manufacturer of
                                      steel products (Columbus, Ohio)
DIRECTORS WHOSE TERMS
EXPIRE AT THE 1997 ANNUAL MEETING
------------------------------------
John D. O'Connell...................  Chairman, Executive Advisory Board of GES Exposition      65         1981
                                      Services, a Dial Corp company, serving the
                                      convention/exposition industry (Houston, Texas)
Robert C. Snyder....................  Chairman of the Board, Quanex Corporation                 62         1986
Vernon E. Oechsle...................  President and Chief Executive Officer,                    53         1995
                                      Quanex Corporation

     Messrs. Haeckel and Sebastian have indicated a willingness to serve if elected. If a nominee should be unable to serve or for good cause will not serve, and if any other person is nominated, the persons designated on the accompanying form of proxy will have discretionary authority to vote or refrain from voting in accordance with their judgement on such other nominee unless authority to vote on such matter is withheld. The nominees receiving a plurality of votes cast at the meeting will be elected directors. Abstentions and broker nonvotes will not be treated as a vote for or against any particular director and will not affect the outcome of the election of directors.

     Each of the above persons, except for Messrs. Snyder, Scorsone, Barger, Sebastian, Oechsle and Pfeiffer has been employed in the principal occupation shown above or in a similar one with the same employer for more than five years. Mr. Snyder retired from the Company in December 1995. His position at the time was as Chairman of the Board and Chief Executive Officer. Mr. Snyder remains Chairman of the Board, having served as Chairman of the Board since 1995, Chief Executive Officer from 1992 to 1995, and President from 1989 to 1995. For more than five years prior to its acquisition by GES Exposition Services in 1993, Mr. O'Connell was President and Chief Executive Officer of United Exposition Service Co., Inc. Mr. Scorsone was employed by Aluminum Company of America
                                      2

from 1960 until his retirement in 1994. His position prior to retirement was Executive Vice President -- Chairman's Counsel. Mr. Scorsone currently serves on the board of the Indspec Chemical Company. Mr. Barger was appointed to his present position with Worthington Industries, Inc., in September 1993 and was employed by B. F. Goodrich Company, manufacturer of automobile tires and related products, Akron, Ohio from 1973 to 1993. Mr. Sebastian retired from Cooper Industries, Inc. in 1995, and for more that five years prior to his retirement, he served as Executive Vice President. Mr. Oechsle joined the Company in 1993 as Executive Vice President and Chief Operating Officer and has served as President and Chief Executive Officer since January 1, 1996. Mr. Oechsle was appointed to the Board of Directors in May 1995. Prior to joining the Company, Mr. Oechsle was Executive Vice President of the Automotive Sector of Allied Signal since December 1990 and Group Vice President of Dana Corporation since January 1985. Mr. Pfeiffer served as the Company's Chairman of the Board of Directors from 1989 to 1995. Each person, except for Mr. Oechsle, has been previously elected a director by the shareholders of the Company.

     Pursuant to the Company's Bylaws, the Board of Directors has established several committees, including an Executive Committee, an Audit Committee, a Management Development Committee, a Nominating Committee and a Salary Administration, Incentive Compensation and Stock Option Committee (the "Compensation Committee"). During the fiscal year ended October 31, 1995, the Board of Directors met five times. During the fiscal year ended October 31, 1995, the Audit Committee met two times, the Compensation Committee met five times, the Executive Committee met three times, the Management Development Committee met two times, and the Nominating Committee did not meet. All directors attended more than 75% of the combined number of Board meetings and meetings of committees of which they are members.

     Messrs. Haeckel, Morfee, O'Connell, Pfeiffer and Barger are the current members of the Audit Committee. The Audit Committee recommends to the Board the selection and discharge of the Company's independent auditors, reviews the professional services performed by the auditors, the plan and results of their auditing engagement, and the amount of fees charged for audit and non-audit services by the auditors, and evaluates the Company's system of internal accounting controls. In addition, this Committee is responsible for directing and supervising any special investigations that it deems necessary.

     Messrs. Morfee, Haeckel, Sebastian and O'Connell are the current members of the Compensation Committee. This Committee recommends to the Board the compensation to be paid to the Company's directors, officers and key employees, recommends to the Board the employment, promotion and replacement of senior management personnel, and is responsible for administering the Company's Executive Incentive Compensation Plan, its stock option plans, and other employee benefit programs that require director participation.

     Messrs. Pfeiffer, Sebastian, Morfee, Snyder and O'Connell are the current members of the Executive Committee, which acts on behalf of the Board between regularly scheduled meetings of the Board of Directors.

     Messrs. O'Connell, Pfeiffer, Barger and Scorsone are the current members of the Nominating Committee. This Committee is responsible for recommending to the Board nominees for election as directors of the Company. In performing this function, the Committee will consider nominees recommended by shareholders of the Company, provided such recommendations are received before November 1 of each year with respect to the annual shareholders' meeting that is held thereafter. Recommendations should be addressed to the chairman of the Nominating Committee and sent to him at the Company's principal executive office.

     Messrs. Morfee, Pfeiffer, Sebastian, Scorsone and Snyder are the current members of the Management Development Committee. This committee is responsible for recommending development and succession of the executive management of the Company.

                                      3

     The Company's Bylaws provide that, subject to certain limitations discussed below, any shareholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at the meeting. The Company's Bylaws also provide that a shareholder must give written notice of such shareholder's intent to make such nomination or nominations, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not later than (i) with respect to an election to be held at an Annual Meeting of Shareholders, 90 days prior to the anniversary date of the date of the immediately preceding Annual Meeting, and
(ii) with respect to an election to be held at a Special Meeting of Shareholders for the election of directors, or otherwise, the close of business on the tenth day following the date on which a written statement setting forth the date of such meeting is first mailed to shareholders provided that such statement is mailed no earlier than 120 days prior to the date of such meeting. Notwithstanding the foregoing, if an existing director is not standing for re-election to a directorship which is the subject of an election at such meeting or if a vacancy exists as to a directorship which is the subject of an election, whether as a result of resignation, death, an increase in the number of directors, or otherwise, then a shareholder may make a nomination with respect to such directorship at any time not later than the close of business on the tenth day following the date on which a written statement setting forth the fact that such directorship is to be elected and the name of the nominee proposed by the Board of Directors is first mailed to shareholders. Each notice of a nomination from a shareholder shall set forth:
(a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholders as would be required to be included in a proxy statement filed pursuant to the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations); and (e) the consent of each nominee to serve as a director of the Company if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. Subject to the exceptions discussed above, written notice of a shareholder's intent to nominate a person for director at the 1997 Annual Meeting must be given on or before November 24, 1996.

     Directors (other than Mr. Oechsle, who is an officer of the Company) are currently paid an annual fee of $21,000 and a fee of $900 for attendance at each meeting of the Board and any committee on which they serve. Directors who serve as the Chairman of the Audit Committee, the Compensation Committee, the Nominating Committee and the Management Development Committee receive an additional $2,000 annually for services. In connection with his retirement as Chief Executive Officer of the Company, Mr. Snyder agreed to be available for a period of one year to the management of the Company to assist in the transition of Mr. Oechsle from Chief Operating Officer to Chief Executive Officer. For such services, Mr. Snyder will be paid a consulting fee of $6,000 per month. Travel and lodging expenses incurred by directors to attend such meetings are also paid by the Company. Non-employee directors are the beneficiaries of life insurance policies provided by the Company at a cost ranging from approximately $2,000 to $5,000 per director for fiscal 1995.

     At the Annual Meeting of Shareholders held on February 23, 1988, the shareholders approved the Quanex Corporation Non-Employee Director Plan, which provides for the granting of options to non-employee directors to purchase up to an aggregate amount of 100,000 shares of Common Stock. The Non-Employee Director Plan initially provided that each non-employee director of the Company as of the 1987 Annual Meeting and each future non-employee director as of his election as a director of the Company would be granted an option to purchase 10,000 shares of Common Stock at a price per share of Common Stock equal to the fair market value of the Common Stock as of the date of the grant. During 1988, the Non-Employee Director Plan was amended to provide that the grant of options
                                      4

thereunder to future non-employee directors would occur on the date of the first anniversary of their election rather than upon their election. Options granted under the Non-Employee Director Plan become exercisable in one-third increments maturing cumulatively on each of the first through third anniversaries of the date of the grant and must be exercised no later than ten years from the date of grant. No options may be granted under the plan after June 22, 1997.

     At the Annual Meeting of Shareholders held on February 22, 1990, the shareholders of the Company approved the Quanex Corporation 1989 Non-Employee Director Stock Option Plan (the "1989 Plan"), which provides for the granting to non-employee directors of options to purchase an aggregate of 210,000 shares of Common Stock. The 1989 Plan provides for grants of options with respect to 3,000 shares of Common Stock to all non-employee directors on each October 31 on which the director serves as a director of the Company. Options granted under the 1989 Plan may be exercised by the holder thereof in whole or in part at any time or from time to time commencing six months after the date of grant and must be exercised no later than ten years from the date of grant. No options may be granted under the 1989 Plan after December 5, 1999.

     The Company also has in effect a Non-Employee Director Retirement Plan, which provides non-employee directors who have served on the Board of Directors of the Company for at least ten full years an annual payment after retirement from the Board equal to the base annual director retainer fee received by the director at the time such director ceases to serve on the Board. Under the Non-Employee Director Retirement Plan, the Company will continue to make an annual payment for a period equal to the aggregate length of time the director served on the Board of Directors as a Non-Employee Director, unless earlier terminated due to (i) the death of the director, (ii) the expiration of two years following the termination of the Non-Employee Director Retirement Plan or (iii) the director serving as a director, officer or employee of a competitor of the Company.

(2)  APPROVAL OF THE 1996 EMPLOYEE STOCK OPTION AND RESTRICTED STOCK PLAN

     On October 12, 1995, the Board of Directors of the Company approved, subject to approval of the shareholders, upon recommendation of the Compensation Committee, the Quanex Corporation 1996 Employee Stock Option and Restricted Stock Plan (the "1996 Plan"). The 1996 Plan is intended to advance the best interest of the Company by providing certain full-time employees, including officers and employee directors, who have substantial responsibility for the Company's management and growth, with additional incentive by increasing their proprietary interest in the success of the Company, and thereby encouraging them to remain in the Company's employ. The terms of the 1996 Plan are substantially the same as the terms of the Company's existing Employee Stock Option and Restricted Stock Plan, as amended in December 1993 (the "1993 Plan"). The remaining number of shares of Common Stock with respect to which future options may be granted under the 1993 Plan is 140,100 and the Company's management believes that additional shares of Common Stock should be available for the granting of additional options and for the awarding of additional shares of restricted stock under a similar plan.

     The following is a summary of the 1996 Plan. Such summary does not purport to be a complete statement of the 1996 Plan and is qualified in its entirety by reference to the full text of the 1996 Plan, a copy of which is attached as Exhibit A to this Proxy Statement and is hereby incorporated herein by reference. The grant of an option and the award of shares of restricted stock under the 1996 Plan are collectively referred to in this summary as an "Award".

ADMINISTRATION OF THE 1996 PLAN

     The 1996 Plan will be administered by the Compensation Committee. The Compensation Committee is comprised of not less than three directors of the Company selected by the Board of Directors. The current members of the Compensation Committee are Messrs. Morfee, O'Connell, Sebastian, and Haeckel, all of whom are non-employee directors. It is the Board's policy that the Compensation Committee be composed of non-employee directors, and it is anticipated that this policy will be continued.

ELIGIBILITY AND PARTICIPATION

     The individuals eligible to participate in the 1996 Plan will be full-time, key employees, including officers and employee directors, of the Company or of any parent or subsidiary corporation, as the Compensation Committee may determine from time to time (approximately 50 persons at October 31, 1995). No individual will be eligible to receive an Award while such individual is a member of the Compensation Committee.

SHARES SUBJECT TO THE 1996 PLAN AND SUBJECT TO AWARDS

     The 1996 Plan provides for the granting of Awards with respect to an aggregate amount of not more than 750,000 shares of Common Stock, subject to adjustment for changes in capitalization. Such shares may be treasury shares or authorized but unissued shares. If any outstanding Award expires or terminates, the shares of Common Stock allocable to the unexercised portion of such Award may again be available for purposes of Awards under the 1996 Plan. The 1996 Plan provides that the maximum number of shares of Common Stock subject to options that may be awarded to any employee under the 1996 Plan during any consecutive three year period is 250,000; and the maximum number of shares of Common Stock that may be awarded to any employee pursuant to a restricted stock award under the 1996 Plan during any consecutive three year period is 250,000. Further, the 1996 Plan provides that no employee may exercise the election permitted under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to an Award without the written approval of the Compensation Committee. If the Compensation Committee permits such an election with respect to any Award, the Company will require the Award recipient to pay the Company an amount necessary to satisfy the Company's tax withholding obligation. No Awards have been granted under the 1996 Plan.

STOCK OPTIONS

     SHARES SUBJECT TO OPTIONS. Notwithstanding any other provisions of the 1996 Plan to the contrary, the aggregate fair market value (determined as of the date of the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by the optionee in any calendar year (under the 1996 Plan and any other incentive stock option plan of the Company and any parent and subsidiary corporation thereof) may not exceed $100,000. The Compensation Committee will have the discretion to grant either "incentive stock options" (within the meaning of Section 422 of the Code ("ISOs") or "non-statutory" stock options ("NSOs"). A description of these two types of stock options appears below under the heading "Federal Income Tax Consequences -- Options". In addition, for purposes of the 1996 Plan and the Awards thereunder the term "Common Stock" also will be deemed to include any rights to purchase ("Rights") the Series A Junior Participating Preferred Stock of the Company that may then be trading together with the Common Stock as provided in the Rights Agreement between the Company and Chemical Bank relating to the Rights.

     GRANT AND EXERCISE OF OPTIONS. Each option granted under the 1996 Plan is to be embodied in a written option agreement, which is subject to the terms and conditions of the 1996 Plan and which will contain such other provisions as the Compensation Committee in its discretion deems advisable.

     The price at which shares may be purchased pursuant to an option, whether an ISO or an NSO, is to be determined by the Compensation Committee, but in no event may such price be less than the fair market value of the shares of Common Stock on the date the option is granted. In the case of any eligible employee who owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of the corporation employing the employee or of its parent or subsidiary corporation, the option price at which shares may be purchased pursuant to any option that is an ISO granted under the 1996 Plan may not be less than 110% of the fair market value of the Common Stock on the date the option is granted.

     No option will be exercisable after the expiration of ten years from the date it is granted. The Compensation Committee in its discretion may provide that an option will be exercisable throughout a ten-year period or during any shorter period of time commencing on or after the date of grant of the option and ending on or before the expiration of a ten-year period. In the case of any eligible employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the corporation employing the employee or of its parent or subsidiary corporation, no option that is an ISO will be exercisable after the expiration of five years from the date the option is granted. The Compensation Committee may, in its discretion, provide for vesting or other conditions on exercise of options granted under the 1996 Plan. In general, unless otherwise provided in the option agreement with respect to an option granted under the 1996 Plan, such option may not be exercised until the optionee has completed one year of continuous employment with the Company or any subsidiary of the Company following the date of grant. In addition, unless otherwise provided in the option agreement with respect to an option granted under the 1996 Plan, beginning on the date after the first anniversary of the date of grant, each option may be exercised for up to one-third of the shares subject to the option and after the expiration of each of the two succeeding anniversary dates of the date of grant, up to an additional one-third of the shares subject to the option may be exercised, so that after the expiration of the third anniversary of the date of grant, the option will be exercisable in full. To the extent not exercised in these one-third installments, installments will be cumulative and an option may be exercised in whole or in part until its expiration.

     Options are exercised by the delivery to the Company of a written notice stating (i) that the optionee wishes to exercise the option on the date the notice is delivered, (ii) the number of shares of stock with respect to which the option is to be exercised and (iii) the address to which the certificate representing the shares of stock should be mailed. A written notice must be accompanied by the payment by cashier's check of (i) the option price for the shares of stock and (ii) the amount of money necessary to satisfy any resulting withholding tax liability. Subject to certain limitations set forth in the 1996 Plan, and in the sole discretion of the Compensation Committee, payment may be made in shares of stock owned by the optionee. The 1996 Plan does not provide for the successive and simultaneous stock payment procedure, which is commonly referred to as "pyramiding".

     RIGHTS OF OPTIONEES. No optionee will have rights as a shareholder with respect to the shares covered by his option until the date of issuance of a stock certificate for the shares. The granting of any option by the Company will not impose any obligation on the Company to employ or continue to employ any optionee. The right of the Company to terminate the employment of any officer or other employee will not be diminished or affected by reason of the fact that an option has been granted to him.

     SUBSTITUTION OPTIONS. Options may be granted under the 1996 Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of the Company, or whose employer is about to become a parent or subsidiary corporation, conditioned in the case of an ISO upon the employee becoming an employee of the Company or a parent or subsidiary corporation of the Company, as a result of a merger or consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least 50% of the issued and outstanding stock of another corporation resulting in its becoming a subsidiary of the Company. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in the 1996 Plan to such extent as the Board of Directors of the Company at the time of grant may deem appropriate to conform, in whole or in part, the provisions of the stock options in substitution for which they are granted, but with respect to stock options that are ISOs, no such variation may affect the status of any substitute option as an "incentive stock option" under Section 422 of the Code.

     TRANSFERABILITY OF OPTIONS. Options will not be transferable by an optionee other than by will or under the laws of descent and distribution, and will be exercisable, during his lifetime, only by the optionee.

     TERMINATION OF EMPLOYMENT OR DEATH OF OPTIONEE. The Compensation Committee will have the power and authority, in its sole discretion, subject to the requirement that no option may have a term for more than ten years, to fix the termination date of any NSO following the termination of employment of an optionee or the death, retirement or disability of an optionee. Except as may be otherwise expressly provided in the 1996 Plan or, in the case of an NSO, any option agreement with respect to such option, all options will terminate on the earlier of the date of the expiration of the option or one day less than three months after the date of the severance, upon severance of the employment relationship between the Company and the optionee, whether with or without cause, for any reason other than the death, disability or retirement of the optionee, during which period the optionee will be entitled to exercise the option in respect of the number of shares that the optionee would have been entitled to purchase had the optionee exercised the option on the date of such severance of employment. In the event of severance because of disability of the holder of an ISO while in the employ of the Company and before the date of expiration of the option, the option will terminate on the earlier of such date of expiration or one year following the date of such severance because of disability, during which period the optionee will be entitled to exercise the option in respect of the number of shares that the optionee would have been entitled to purchase had the optionee exercised the option on the date of such severance because of disability. In the event of the death of the holder of an ISO while in the employ of the Company and before the date of expiration of the option, the option will terminate on the earlier of such date of expiration or one year following the date of death. After the death of the optionee, his executors, administrators or any person or persons to whom his option is transferred by will or by the laws of descent and distribution, will have the right, at any time before the termination of an option, to exercise the option in respect of the number of shares that the optionee would have been entitled to exercise if he had exercised the option on the day of his death while in the employ of the Company. In addition, except as set forth in the option agreement with respect to an NSO, if a holder of any NSO retires in accordance with the provisions of the Company's pension plan, dies or becomes disabled, before the date of expiration of the NSO, the NSO will continue fully in effect, including provisions providing for subsequent vesting of the NSO, and shall terminate on the date of expiration of the NSO. Except to the extent provided otherwise in the option agreement, after the death of the holder of the NSO, his executors, administrators or any person or persons to whom his NSO may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the termination of the NSO to exercise the NSO, in respect to the number of shares that the optionee would have been entitled to exercise if he were still alive.

     FEDERAL INCOME TAX CONSEQUENCES -- OPTIONS. Under current interpretations of the Code, the grant of an ISO to a participant will not result in any income tax consequences to the participant. Generally the exercise of an ISO will not result in any income tax consequences to a participant if the ISO is exercised by the participant during his employment with the Company or a subsidiary or within a specified period after termination of employment due to death, retirement for age or disability under then established rules of the Company or severance for disability. However, the excess of the fair market value of the acquired shares as of the date of exercise over the option price may constitute income for purpose of the participant's alternative minimum tax computation. A participant who sells shares acquired pursuant to the exercise of an ISO after the expiration of two years form the date of grant of the ISO and at least one year after the transfer of the ISO shares (the "Waiting Period") will generally recognize long term capital gain or loss on such sale. A participant who sells his ISO Shares prior to the expiration of the Waiting Period (an "Early Disposition") generally will recognize ordinary income in the year of sale in an amount equal to the excess, if any, of (a) the lesser of (i) the fair market value of the shares as of the date of exercise and (ii) the amount realized on the sale, over (b) the option price. Any additional amount realized on an Early Disposition should be treated by the participant as short or long term capital gain, depending on the participant's holding period for the shares. If the shares are sold for less than the option price, the participant will not recognize any ordinary income but will recognize a short or long term capital loss, depending on the holding period. Absent an Early Disposition, the Company will not be entitled to a deduction either as a result of the grant of an ISO, the exercise of an ISO or the sale of ISO Shares by the participant. If there is an Early

Disposition of ISO shares, the Company will be able to deduct the amount of ordinary income recognized by the participant with respect to the sale.

     Under current interpretations of the Code, the grant of an NSO to a plan participant will not result in the recognition of any taxable income by the participant. A participant will generally recognize income at the date of exercise of an NSO on the difference between (a) the fair market value of the shares acquired pursuant to the exercise of the NSO and (b) the exercise price of the NSO. The Company will be entitled to a deduction in the same amount as the income recognized by a participant due to the exercise of an NSO provided that the Company withholds income tax with respect to that amount.

RESTRICTED STOCK

     AWARDS. Under the 1996 Plan, the Compensation Committee may make an award of restricted stock to eligible employees under the 1996 Plan subject to such terms and conditions (which need not be the same in each case) as determined by the Compensation Committee, including the period during which the restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered (the "Restricted Period").

     VESTING. During the Restricted Period certificates for Common Stock will be registered in the recipient's name but will be deposited with the Company and any distributions with respect to the shares of Common Stock subject to the restricted stock award will be retained by the Company until such time, if ever, as the restricted stock with respect to which such retained distribution shall have become vested. The retained distributions will not bear interest or be segregated in separate accounts. The recipient will not be entitled to delivery of the stock certificate or certificates representing the restricted stock until the restrictions applicable thereto have expired and the recipient may not sell, assign, transfer, pledge, exchange, encumber or dispose of (other than by will or by the applicable laws of descent and distribution) the restricted stock or any retained distributions therefor during the Restricted Period.

     The Compensation Committee may determine the vesting restrictions with respect to each award of restricted stock; provided that any restricted stock award that is granted to an employee who is then subject to the reporting and short-swing profit provisions of Section 16 of the Securities Exchange Act of 1934 and the rules thereunder will vest no earlier than six months following the date on which the restricted stock is deemed awarded for purposes of such provisions.

     ADJUSTMENT. In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares of the Company, or of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, appropriate adjustments will be made by the Compensation Committee in the aggregate number and kind of shares that may be issued or granted as awards. If any adjustment results in a fractional share, the fraction will be disregarded.

     RIGHTS AS A STOCKHOLDER. Restricted stock will constitute issued and outstanding Common Stock for all corporate purposes. Subject to the terms of the 1996 Plan and the recipient's agreement with respect to the award, the recipient will have the right to vote the restricted stock awarded to such recipient and to receive and retain all regular cash dividends, and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such restricted stock.

     FEDERAL INCOME TAX CONSEQUENCES -- RESTRICTED STOCK. Under current interpretations of the Code, the recipient will recognize income as the award vests. The Company will be entitled to a deduction for the income attributable to the restricted stock, subject to certain limitations that apply if the recipient's aggregate compensation is greater than $1 million. Although amounts in excess of $1 million may not, under certain circumstances, be deductible by the Company, the Company does not anticipate that any recipient's compensation will exceed the $1 million limit on deductions.

CHANGES IN THE COMPANY'S CAPITAL STRUCTURE

     As set forth in the 1996 Plan, the number, class and per share exercise price of shares of stock subject to outstanding options are subject to adjustment under the 1996 Plan if the Company effects certain changes in its capital structure. The existence of outstanding options will not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

AMENDMENT OF THE 1996 PLAN

     The Board of Directors may modify, revise or terminate the 1996 Plan at any time and from time to time; provided, however, that without the further approval of the holders of at least a majority of the votes cast at a duly held shareholders' meeting at which a quorum representing a majority of all outstanding voting stock (or if the provisions of the Company's Certificate of Incorporation or Bylaws or applicable state law prescribe a greater degree of shareholder approval for this action, without the degree of shareholder approval thus required) is, in person or by proxy, present and voting on the issue, the Board of Directors may not (a) increase the aggregate number of shares that may be subject to Awards pursuant to the 1996 Plan; (b) materially increase the benefits accruing to participants under the 1996 Plan; or (c) materially modify the requirements as to eligibility for participation under the 1996 Plan.

DURATION OF THE 1996 PLAN; REGISTRATION OF SHARES

     The 1996 Plan was adopted, subject to shareholder approval, on October 12, 1995, and no Awards will be granted after October 11, 2005. It is the Company's intention to register the shares covered by the 1996 Plan with the Securities and Exchange Commission as soon as practicable after approval by the shareholders.

ADDITIONAL INFORMATION

     No restricted stock or stock options will be awarded under the 1996 Plan unless the plan is approved by the shareholders of the Company. If approved, future awards of restricted stock and stock options under the 1996 Plan will be subject to the discretion of the Compensation Committee. Therefore, benefits or amounts received by or allocated to the executive officers, current executive officers as a group, current directors who are not executive officers as a group, and all employees as a group, are not currently determinable.

VOTE REQUIRED AND RECOMMENDATION FOR APPROVAL

     The Board of Directors of the Company has adopted the 1996 Plan. However, the 1996 Plan will not be effective unless the holders of at least a majority of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote thereon vote "FOR" the approval of the 1996 Plan. The enclosed form of proxy provides a means for shareholders to vote for the approval of the 1996 Plan, to vote against the approval of the 1996 Plan or to abstain from voting with regard to approval of the 1996 Plan. Each properly executed proxy received in time for the meeting will be voted as specified therein. If a shareholder executes and returns a proxy but does not specify otherwise, the shares represented by such shareholder's proxy will be counted for approval of the 1996 Plan. Abstentions will be counted toward the calculation of a quorum, but are not treated as either a vote for or against the proposal. Therefore, an abstention has the same effect as a vote against the proposal. Under Delaware law, any unvoted positions in brokerage accounts, while present for general quorum purposes, are not entitled to vote. Therefore, such unvoted shares will have no effect on the outcome of the vote on the 1996 Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE 1996 PLAN.

(3)  APPROVAL OF DEFERRED COMPENSATION PLAN, AS AMENDED AND RESTATED

     Quanex established a Deferred Compensation Plan effective October 1, 1981, which provides for certain highly compensated management personnel and directors a deferred compensation plan for a portion of their compensation under the Executive Incentive Compensation Plan. On October 12, 1995, the Board of Directors of the Company approved, subject to approval of the shareholders, upon recommendation of the Compensation Committee, an amendment to the Quanex Corporation Deferred Compensation Plan (the "DC Plan"). The amendment, among other things, added a Common Stock election as an option for participants under the DC Plan. The purpose of the amendment is to continue to allow (i) executive officers to defer payment of incentive bonuses and (ii) directors to defer director fees, and to encourage additional investment in the Company by executive officers and directors.

     The following is a summary of the DC Plan, as amended and restated. Such summary does not purport to be a complete statement of the DC Plan and is qualified in its entirety by reference to the full text of the DC Plan, a copy of which is attached as Exhibit B to this Proxy Statement and is hereby incorporated herein by reference.

ADMINISTRATION OF THE DC PLAN

     The DC Plan will be administered by the Compensation Committee. The Compensation Committee is comprised of not less than three directors of the Company selected by the Board of Directors. The current members of the Compensation Committee are Messrs. Morfee, Haeckel, O'Connell and Sebastian, all of whom are non-employee directors. It is the Board's policy that the Compensation Committee be composed of non-employee directors, and it is anticipated that this policy will be continued.

ELIGIBILITY AND PARTICIPATION

     The individuals eligible to participate in the DC Plan will be all participants in the Quanex Corporation Executive Incentive Compensation Plan and all directors of the Company (approximately 15 persons at October 31, 1995), subject to additional eligibility requirements for participation in the DC Plan as the Compensation Committee may determine from time to time.

CONTRIBUTIONS TO THE DC PLAN

     DEFERRAL ELECTION. A participant may elect, during the designated election period prior to the beginning of any plan year, (1) the percentage of his bonus awarded to him under the Quanex Corporation Executive Incentive Compensation Plan (an "Incentive Bonus") earned during the ensuing plan year to be deferred under the DC Plan; (2) the percentage of his director fees earned during the ensuing plan year to be deferred under the DC Plan; (3) of the amount deferred, if any, the percentage to be deferred in the form of a credit of shares Common Stock and the percentage to be deferred in the form of cash; (4) the length of the period for deferral (either (a) to the earlier of a date certain or retirement, (b) to termination of employment or service as a director or (c) to retirement); and (5) the form of payment at the end of the period for deferral (either a lump sum or quarterly or annual installment payments over a period of time of not less than three nor more than 20 years).

     All elections made are irrevocable, once they are made for a given plan year, except for the election as to how the distribution is to be made. That election can be changed once during a 30 day period ending one year prior to the end of the deferral period. If the election of the form of distribution is changed and an event causing distribution occurs within one year, the change in election will remain in effect if the event was beyond the control of the participant but the distribution or the first installment will be delayed until the end of the one year period. However, if the event causing distribution is within the participant's control the change of election will be ineffective and the original election will remain in effect.

     The deferrals in the form of Common Stock elected by all participants in any plan year may not exceed 1% of the shares of Common Stock outstanding on the first day of the plan year. If the percentage of the Incentive Bonus and director fees elected to be deferred in Common Stock results in a fractional share it will be reduced to the next lowest full share and the dollar amount of the fractional share will be deferred in cash.

     COMPANY MATCH. If a participant elects to defer a portion of his Incentive Bonus or director fees under the DC Plan in the form of Common Stock and for a period of three full years or more, the Company will provide a matching award of additional shares of Common Stock equal to 20% of the amount deferred in the form of Common Stock, rounded to the next highest number of full shares.

     MANDATORY DEFERRAL OF INCENTIVE BONUS. To the extent a participant becomes entitled to a cash payment of an Incentive Bonus because the participant did not elect to defer all of the Incentive Bonus and the Company determines that Section 162(m) of the Code may not allow the Company to take a deduction for part or all of the Incentive Bonus, then payment of the Incentive Bonus will be delayed until December 1st following the end of the plan year in which it occurred. On such December 1st, if the Company's deduction is determined by the Company not to be affected, such Incentive Bonus will be paid immediately. However, if the Company determines that some portion of the Incentive Bonus is affected, then only that portion of the Incentive Bonus that is deductible by the Company will be paid on such December 1st and the remaining portion of the Incentive Bonus will be delayed to the first day of the first complete month of the second plan year, at which time it will be paid. At the time the Incentive Bonus is determined and awarded, the Compensation Committee may waive the mandatory deferral required by the DC Plan with respect to a participant who is not a member of the Compensation Committee.

THE PARTICIPANT'S ACCOUNT AND BENEFITS

     THE ACCOUNT. Under the DC Plan, the Compensation Committee will establish an account for each participant, which will be maintained by the Company. The account will reflect the amount of the Company's obligation to the participant at any given time (comprised of the amount of compensation deferred for the participant under the DC Plan, the Company match, and the amount of income credited on each of these amounts). If the participant elected his deferral to be in the form of Common Stock, the number of shares credited to his account as Common Stock will be the number of full shares of Common Stock that could have been purchased with the dollar amount deferred, without taking into account any brokerage fees, taxes or other expenses that might be incurred in such a transaction, based upon the closing quotation on the New York Stock Exchange ("NYSE") on the date the amount would have been paid had it not been deferred, and any additional fractional amount will be credited to the participant's account in the form of cash.

     DIVIDENDS AND DISTRIBUTIONS ON COMMON STOCK. When dividends or other distributions are declared and paid on the Common Stock, those dividends and other distributions will be accrued in a participant's account based upon the shares of Common Stock credited to the participant's account. The dividends or other distributions in the form of shares of Common Stock will be credited to the account as additional shares of Common Stock. The dividends or other distributions or rights in any other form will be credited to the participant's account in the form of cash. For this purpose, all dividends and distributions not in the form of shares of Common Stock or cash will be valued at the fair market value as determined by the Compensation Committee.

     INTEREST ON CASH BALANCES. Interest will be accrued on the last day of each calendar month on each portion of a participant's account held in the form of cash (whether resulting from a cash deferral, cash dividends or other cash distributions on Common Stock or the conversion of a Common Stock credit in his account to cash) from the later of (a) the time it is credited to his account or (b) the last previous calendar month end, at a rate equal to: the rate of interest announced by Chase Manhattan Bank, N.A., or its successor, if applicable as its prime rate of interest on the last business day preceding the last day of the calendar quarter in which the month falls, divided by four. Interest so accrued on the
                                     12

last day of each calendar month will be credited as cash to the participant's account and will thereafter accrue interest. Interest will continue to be credited on the cash balance in the participant's account until the entire cash balance has been distributed.

     COMMON STOCK CONVERSION ELECTION. At any time during a period commencing three years prior to the earliest time a participant could retire under the Company's retirement plan and ending on the participant's normal retirement date as established under the Company's retirement plan, the participant may elect a retirement date under the Company's retirement plan and may elect to have all shares of Common Stock in his account converted to cash either immediately or in installments. At any time which is at least five years after Common Stock is credited to a participant's account, the participant may elect to have such Common Stock converted to cash and credited to the participant's account.

VESTING

     All deferrals of the Incentive Bonus and director fees, matching accruals and all income accrued on the deferrals and matching accruals will be 100% vested, except for the events of forfeiture described below. If a participant would receive a benefit from the DC Plan for any reason, other than death, disability or retirement, within three years after the deferral was credited in the form of shares, such matching accruals of shares of Common Stock and any dividends or other property or rights accumulated because of those shares of Common Stock will be forfeited. If the Compensation Committee finds, that the participant was discharged by the Company for fraud, embezzlement, theft, commission of a felony, proven dishonesty in the course of his employment by the Company that damaged the Company, or for disclosing trade secrets of the Company, the entire amount credited to his account, exclusive of the total deferrals of the participant, will be forfeited. Notwithstanding the foregoing, such forfeiture will not apply to a participant discharged during the plan year in which a Change of Control (as defined) occurs, or during the next three succeeding plan years following the plan year in which a Change of Controls occurs unless an arbitrator agrees that the Compensation Committee has established by clear and convincing evidence that the grounds for forfeiture have been met. If at the time a distribution is being made or is to be made to a participant, the Compensation Committee finds that the participant at any time within two years from his termination of employment, and without written consent of the Company, directly or indirectly owns, operates, manages, controls or participates in the ownership, management, operation or control of or is employed by, or is paid as a consultant or other independent contractor by a business that competes or at any time did compete with the Company by which he was formerly employed in a trade area served by the Company at the time distributions are being made or to be made and in which the participant represented the Company while employed by it; and, if the participant continues to be so engaged for 60 days after written notice has been given to him, the Compensation Committee will forfeit all amounts otherwise due the participant, exclusive of the total deferrals of the participant. Notwithstanding the foregoing, such a forfeiture will not apply to any participant whose termination of employment occurs during the plan year in which a Change of Control occurs or during the next three succeeding plan years following the plan year in which a Change of Control occurs.

DISTRIBUTIONS UNDER THE DC PLAN

     Upon a distribution or withdrawal, at the option of the Company, the number of shares of Common Stock credited to the participant and required to be distributed will be distributed in kind or in cash, whether the distribution or withdrawal is in a lump sum or in installments. If distributed in cash, the amount per share of Common Stock that otherwise would be distributed in kind will be calculated based on the closing quotation for the Common Stock on the NYSE on the third business day prior to the date of distribution. Distributions will be made with respect to a participant's interest in the DC Plan upon the expiration of the term of deferral as was previously elected by the participant or upon the participant's earlier death or disability. A withdrawal may be made by the participant prior to an event causing distribution, in an amount needed to satisfy an emergency, in certain unforeseeable events of hardship beyond the control of the participant, as approved by the Compensation Committee.

                                      13

FUNDING OBLIGATIONS UNDER THE DC PLAN

     The Company will distribute the benefits due the participants under the DC Plan; however should it fail to do so when a benefit is due and a funding trust exists, the benefit will be distributed by the trustee of that funding trust. In any event, if the trust fails to distribute a benefit for any reason, the Company still remains liable for all benefits provided by the DC Plan. The Company may, but is not required to transfer any funds, shares or Common Stock or other assets to a trust established to accumulate assets sufficient to fund the obligations of all of the Companies signatory to the DC Plan. However, under all circumstances, the participants will have no rights to any of those assets; and likewise, under all circumstances, the rights of the participants to the assets held in the trust will be no greater than the rights expressed in the DC Plan. Nothing contained in the trust agreement that creates the funding trust will constitute a guarantee by any company that the assets transferred to the trust will be sufficient to fund all benefits under the DC Plan or would place the participant in a secured position ahead of the Company's general creditors should the Company become insolvent or bankrupt. The DC Plan is only a general corporate commitment and each participant must rely upon the general credit of the Company for the fulfillment of its obligations under the DC Plan.

     Under all circumstances the rights of participants to any asset held by the Company will be no greater than the rights expressed in the DC Plan. Though the Company may establish or become a signatory to a trust to accumulate assets to fulfill its obligations, the DC Plan and any such trust will not create any interest of any kind in any participant in any asset held by the Company, contributed to any such trust or otherwise designated to be used in fulfillment of any of its obligations created in the DC Plan. No specific assets of the Company have been or will be set aside, or will in any way be transferred to the trust or will be pledged in any way for the performance of the Company's obligations under the DC Plan that would remove such assets from being subject to the general creditors of the Company.

TAX CONSEQUENCES

     The amount of the deferral by the participant, as well as the Company's matching accrual will not be taxable to the participant nor deductible by the Company when made. The participant will be subject to federal income tax in the year the amounts are actually paid to the participant, which amounts are subject to the normal tax withholding rules. The Company will be entitled to a tax deduction in the year of payment.

AMENDMENT OF THE DC PLAN

     The Board of Directors may modify, revise or terminate the DC Plan at any time and from time to time; provided, however, that the Board of Directors may not, without the participant's consent, adopt an amendment (i) that will affect the rights of any participant to the amounts, whether in cash or shares of Common Stock, then standing to his credit in his account, (ii) to change the method of calculating the income already accrued or to accrue in the future on amounts already deferred by him or matched by the Company prior to the date of the amendment or (iii) to change a participant's right under any provision relating to a Change of Control after a Change of Control has occurred. However, the Board of Directors will retain the right at any time to change in any manner the method of calculating the match by the Company and the income to accrue on all amounts to be deferred in the future by a participant or to be matched in the future by the Company after the date of the amendment if such change has been announced to the participants.

RIGHTS OF PARTICIPANTS UNDER THE DC PLAN

     Nothing in the DC Plan will be construed to (i) give a participant any right with respect to the compensation deferred, the Company match or the income accrued and credited, except in accordance with the terms of the DC Plan; or (ii) limit in any way the right of the Company to terminate a participant's employment with the Company at any time. No right or benefit provided in the DC Plan will be transferable by the participant except, upon his death, to a named Beneficiary (as defined). No

                                      14

right or benefit under the DC Plan will be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge. If any participant or any Beneficiary becomes bankrupt or attempts to anticipate, alienate, sell, assign, pledge, encumber or charge any right or benefit under the DC Plan, that right or benefit will, in the discretion of the Compensation Committee, cease. In that event, the Compensation Committee may have the Company hold or apply the right or benefit or any part of it to the benefit of the participant or Beneficiary, his or her spouse, children or other dependents or any of them in any manner and in any proportion the Compensation Committee believes to be proper in its sole and absolute discretion, but it is not required to do so.

EFFECTIVE DATE OF THE DC PLAN

     The DC Plan became effective as of October 12, 1995. However, those provisions relating to the participants' right to defer in the form of Common Stock and to receive Common Stock when the period of deferral has ended are contingent upon the shareholders approving those provisions, and if not approved, all provisions relating to the election to defer in the form of and to receive Common Stock are null and void and anyone who previously elected a deferral in the form of Common Stock will instead receive that portion of his deferral in cash as soon as conveniently possible, with interest as if he had initially elected to defer in cash. Any distribution prior to the approval of the shareholders of Quanex will be in the form of cash.

ADDITIONAL INFORMATION

     No participants in the DC Plan made elections under the DC Plan to defer any director fees for fiscal 1995 or any Incentive Bonuses payable with respect to fiscal 1995. Incentive Bonuses for fiscal 1996, if any, are not currently determinable. Directors fees for 1996 are described under "-- (1) Election of Two Directors". The following individuals and groups have made, as of October 31, 1995, the following deferral elections for amounts to be deferred in the form of a credit of shares of Common Stock for directors fees and Incentive Bonuses for fiscal 1996: Vernon E. Oechsle 100% of Incentive Bonus; Ted F. Olt 100% of Incentive Bonus; Wayne M. Rose 50% of Incentive Bonus; Executive Officer Group Average -- 69% of Incentive Bonus; and Non-Employee Director Group Average -- 16% of director fee.

VOTE REQUIRED AND RECOMMENDATION FOR APPROVAL

     The Board of Directors of the Company has adopted the amendment to the DC Plan. However, those provisions of the amendment to the DC Plan that relate to the participant's right to defer in the form of Common Stock and to receive Common Stock when the period of deferral has ended will not be effective unless the holders of at least a majority of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote thereon vote "FOR" the approval of the amendment to the DC Plan. The enclosed form of proxy provides a means for shareholders to vote for the approval of the amendment to the DC Plan, to vote against the approval of the amendment to the DC Plan or to abstain from voting with regard to approval of the amendment to the DC Plan. Each properly executed proxy received in time for the meeting will be voted as specified therein. If a shareholder executes and returns a proxy but does not specify otherwise, the shares represented by such shareholder's proxy will be counted for approval of the amendment to the DC Plan. Abstentions will be counted toward the calculation of a quorum, but are not treated as either a vote for or against the proposal. Therefore, an abstention has the same effect as a vote against the proposal. Under Delaware law, any unvoted positions in brokerage accounts, while present for general quorum purposes, are not entitled to vote. Therefore, such unvoted shares will have no effect on the outcome of the vote on the amendment to the DC Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE DC PLAN.

(4)  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors, upon recommendation of its Audit Committee, has appointed the firm of Deloitte & Touche LLP as independent auditors for the year ending October 31, 1996, subject to

                                      15

ratification of the shareholders at the 1996 Annual Meeting. Representatives of Deloitte & Touche are expected to attend the meeting, will be afforded an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions by shareholders.

     The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote thereon is necessary for ratification of the selection of Deloitte & Touche. Because abstentions will be considered in the determination of the number of shares present in person or by proxy in the Annual Meeting, abstentions will have the same effect as a vote against ratification. Broker nonvotes, while considered in the determination of the number of shares present, will not be treated as a vote for or against ratification.

                             FURTHER INFORMATION

PRINCIPAL SHAREHOLDERS

     The following table sets forth as of November 30, 1995, the beneficial ownership of each person who is known by the Company to be the beneficial owner of more than five percent of the Company's Common Stock. Such information is based upon information provided to the Company by such persons.

                                        AMOUNT AND
                                         NATURE OF
                                        BENEFICIAL
NAME AND ADDRESS                         OWNERSHIP        PERCENT
-------------------------------------   -----------       -------
Jurika & Voyles, Lake Merritt Plaza,
  1999 Harrison, Suite 700
  Oakland, CA 94612..................    1,345,755(1)       10.0

Goldman Sachs, 85 Broad St.
  New York, NY 10004.................    1,176,100(2)        8.7
------------
(1) Shares voting power on all shares.

(2) Shares voting power with respect to 786,600 shares and shared investment power with respect to 1,176,100 shares.

     The following table sets forth as of November 30, 1995, the number and percentage of beneficial ownership of shares of Common Stock and the principal amount of the Company's 6.88% Convertible Subordinated Debentures (the "Debentures") for each current director and nominee for director of the Company, the executive officers named in the compensation table below, and all officers and directors as a group.

                                         DEBENTURES        SHARES OF COMMON STOCK
                                        BENEFICIALLY        BENEFICIALLY OWNED(1)
                                           OWNED           AS OF NOVEMBER 30, 1995
                                           AS OF          -------------------------
                                        NOVEMBER 30,       NUMBER        PERCENTAGE
NAME                                        1995          OF SHARES      OF SHARES
-------------------------------------   ------------      ---------      ----------
Donald J. Morfee.....................     $ 62,500           24,302(2)         *
Gerald B. Haeckel....................       25,000           28,200            *
John D. O'Connell....................       12,500           18,151            *
Vernon E. Oechsle....................       50,000           44,945            *
Carl E. Pfeiffer.....................            0          142,266          1.1
Michael J. Sebastian.................       75,000           19,000            *
Robert C. Snyder.....................      421,000          141,954          1.1
Vincent R. Scorsone..................            0            1,000            *
Donald G. Barger, Jr.................            0            1,000            *
Ted F. Olt...........................       20,000           78,123            *
Wayne M. Rose........................       37,500           62,155            *
Robert V. Kelly, Jr..................            0           87,691            *
All officers and directors as a group
  (16 persons)                             873,500          836,021(3)       6.2

                                      16
------------
* Less than 1.0%

(1) Unless otherwise indicated, directors have sole voting and investment power with respect to the securities they own. The beneficial ownership of shares of Messrs. Morfee, Haeckel, O'Connell, Oechsle, Pfeiffer, Sebastian, Snyder, Olt, Rose and Kelly, Jr. includes 12,000, 15,000, 9,000, 14,933, 60,000, 16,000, 126,066, 54,000, 57,332, and 50,000 shares, respectively, that may be acquired through exercise of stock options. The beneficial ownership of shares of Messrs. Morfee, Haeckel, O'Connell, Oechsle, Sebastian, Snyder, Rose, and all officers and directors as a group includes 1,984, 793, 396, 1,587, 2,380, 13,365, 1,190 and 27,725
    shares, respectively, that may be acquired through conversion of the Debentures held by them. The beneficial ownership of shares of Messrs. Snyder, Oechsle, Rose, and Kelly, Jr., includes 7,331, 4,412, 2,720 and 2,691 shares, respectively, of restricted stock.

(2) Includes 4,905 shares owned by Mr. Morfee's wife as to which beneficial ownership is disclaimed.

(3) Includes 570,466 shares that may be acquired through the exercise of outstanding stock options. Also includes 7,331, 4,412, 2,720 and 2,691 shares of restricted stock for Messrs. Snyder, Oechsle, Rose and Kelly, respectively, and 22,400 shares of restricted stock for all officers and directors as a group.

EXECUTIVE OFFICERS

     Set forth below is certain information concerning the present executive officers of the Company, each of whom serves at the pleasure of the Board of Directors. There is no family relationship between any of these individuals or any of the Company's directors.

NAME AND AGE                           OFFICE AND LENGTH OF SERVICE
-------------------------------------  --------------------------------------------------------
Robert C. Snyder; 62.................  Retired December 1995, Chairman of the Board since 1995,
                                         President from 1989 to 1995 and Chief Executive
                                         Officer from 1992 to 1995

Vernon E. Oechsle; 53................  President and Chief Executive Officer since January 1996 and President since 1995 and Chief Operating Officer
                                         from 1993 to 1995

James H. Davis; 60...................  Executive Vice President and Chief Operating Officer
                                         since 1995

Wayne M. Rose; 49....................  Vice President and Chief Financial Officer since 1987

James C. Hill; 48....................  Vice President since 1984 (also Group President since
                                         1983)

Robert V. Kelly, Jr.; 57.............  Vice President since 1979 (also Group President since
                                         1982)

*T. F. Olt; 60.......................  President of Nichols-Homeshield since 1989

*Patrick H. Wannell; 56..............  Vice President of LaSalle Steel Company since 1991

Joseph K. Peery; 56..................  Vice President -- Human Resources since 1984

Viren M. Parikh; 53..................  Controller since 1993

------------
* Although Messrs. Olt and Wannell are not executive officers of the Company, each performs a policymaking function for the Company, Mr. Olt in his capacity as the President of the Company's Nichols-Homeshield Division and, as the result of policy changes effected in June 1994, Mr. Wannell in his capacity as Vice President of the Company's LaSalle Steel Company subsidiary. Accordingly, for purposes of this Proxy Statement, each is considered to be an executive officer of the Company.

     Messrs. Rose, Hill, Olt, Peery, and Kelly have been principally employed in the positions shown above for more than five years. Mr. Snyder has been with the Company for more than five years and has held various operational positions, including Chief Operating Officer, Group President and

Executive Vice President, President of the Company's former Viking Metallurgical subsidiary and General Manager of the Company's former Atlantic Tube Division. Mr. Snyder was named Chief Executive Officer of the Company on October 1, 1992 and retired as President and Chief Executive Officer on January 1, 1996. Mr. Snyder was appointed Chairman of the Board of Directors on March 2, 1995. Mr. Oechsle was named President and Chief Executive Officer on January 1, 1996 and prior to that was President since 1995 and Chief Operating Officer of the Company since 1993. Prior to that Mr. Oechsle was Executive Vice President of the Automotive Sector of Allied Signal since December 1990 and Group Vice President of Dana Corporation since January 1985. Mr. Davis was named Executive Vice President and Chief Operating Officer on January 1, 1996 and prior to that was Executive Vice President, Manufacturing Operations of the Company since September 16, 1995. Prior to that Mr. Davis was President and Chief Executive Officer of Horsehead Resources Development Company, Inc. since 1990, Senior Vice President of Horsehead Industries since 1984. Mr. Wannell has been with the Company in the capacity shown above since 1991. Prior to his present position Mr. Wannell was Vice President Sales and Marketing for LaSalle Steel Company. Mr. Parikh has been with the Company for more than five years and from November 1, 1983, served as Tube Group Controller until April 1, 1993 when he was named Quanex Corporation Controller.

                              QUANEX CORPORATION

COMPENSATION COMMITTEE REPORT

     The Compensation Committee (the "Committee") of your Board of Directors is pleased to present its annual report to shareholders on the results of the executive compensation program. This report summarizes the responsibilities of the Committee, the compensation policy and objectives that guide the development and administration of the executive compensation program, each component of the program, and the basis on which the compensation for the Company's chief executive officer, corporate officers and other key executives was determined for the fiscal year ended October 31, 1995.

     During the fiscal year, the Committee was comprised of the following Board members, all of whom were non-employee directors of the Company: Donald
J. Morfee, Chairman, John D. O'Connell, Gerald B. Haeckel and Michael J. Sebastian. The Committee's responsibilities are to oversee the development and administration of the compensation program for corporate officers and key executives, and administer the executive annual incentive and stock option plans. During the fiscal year, the Committee met five times.

EXECUTIVE COMPENSATION PHILOSOPHY

     The objective of the executive compensation program is to create financial incentive for corporate officers and key executives to achieve performance plans by offering them the opportunity to earn above average compensation when the Company achieves above average results. To achieve this objective, the Company emphasizes variable incentive pay. The total compensation program includes base salary, annual cash incentive compensation, longer term stock based grants and awards, and executive benefits.

     On an annual basis the Committee, in conjunction with executive management, assesses the effectiveness of the overall program and compares the compensation levels of its executives to the compensation received by executives in similar companies with comparable positions. The primary market comparisons are made to a broad group of manufacturing companies, adjusted for size and job responsibilities. This group is broader than the peer companies included in the Relative Market Performance graph presented elsewhere in this proxy and is used because it is more representative of the market in which the Company competes for executive talent and provides a consistent and stable market reference from year to year. As a secondary validation, however, the pay levels of the peer companies included in the Relative Market Performance graph are compared against the broad manufacturing group and have been found to be comparable. Data sources include national survey databases, proxy disclosures, and general trend data which are updated annually.

     Variable incentives, both annual and longer term, are important components of the program and are used to link pay and performance results. Longer term incentives are designed to create a heavy emphasis on the increase in shareholder value as measured by share price appreciation and dividends. The annual incentive plans measure a combination of corporate and division profitability using return on equity, return on investment and cash flow. Executives with Company-wide responsibilities are measured on overall Company results. Executives with specific business unit responsibilities are measured on both Company-wide and their business unit results. Variable incentive awards and performance standards are calibrated such that total compensation will generally approximate the market 75th percentile when Company performance results are at the 75th percentile.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, currently imposes a $1 million limitation on the deductibility of certain compensation paid to the Company's five highest paid executives. Excluded from the limitation is compensation that is "performance based". For compensation to be performance based, it must meet certain criteria, including being based on predetermined objective standards approved by shareholders. In general, the Company believes that compensation relating to options granted under its current employee stock option plans should be excluded from the $1 million limitation. Compensation relating to the Company's restricted stock and incentive compensation awards do not currently qualify for exclusion from the limitation, given the discretion that is provided to the Committee under the Company's plans in establishing the performance goals for such awards. The Committee believes that maintaining the discretion to evaluate the performance of the Company's management is an important part of its responsibilities and inures to the benefit of the Company's shareholders. The Committee, however, intends to take into account the potential application of Section 162(m) with respect to incentive compensation awards and other compensation decisions made by it in the future.

     Following is a discussion of each of the principal components of the executive total compensation program.

BASE SALARY

     The base salary program targets the median of the primary comparison group. Each executive is reviewed individually on an annual basis. Salary adjustments are based on the individual's experience and background, performance during the prior year, the general movement of salaries in the marketplace, and the Company's financial position. Due to these factors, an executive's base salary may be above or below the median at any point in time.

ANNUAL INCENTIVE COMPENSATION

     The Committee administers the Executive Incentive Compensation Plan ("EICP") for corporate officers and selected key executives. The goal of the EICP is to reward participants in proportion to the performance of the Company and/or the business unit for which they have direct responsibility.

     The EICP relies on predetermined, objective performance measures. For officers with corporate responsibilities, the performance measures include the ratio of cash flow to revenues, return on common equity, and return on investment. For group and subsidiary executives, the performance measures include the business unit ratio of cash flows to revenues and business unit return on controllable investment. The Committee also has the discretion to make modifications to awards based on individual performance.

     Performance standards are established at the beginning of the fiscal year with awards calibrated at the 75th percentile if the Company achieves 75th percentile performance results. For fiscal 1995, the performance results and incentive awards were consistent with this strategy.

LONGER TERM BASED COMPENSATION

     The goal of the Company's longer term stock based incentive plans is to directly link a significant portion of the executive's compensation to the enhancement of shareholder value. In addition, longer term incentives encourage management to focus on the longer term development and prosperity of the Company, in addition to annual operating profits.

     The Company regularly grants stock options to its key executives based on competitive multiples of base salary. Senior executives typically receive a higher multiple and, as a result, have a greater portion of their total compensation linked to the longer term success of the Company. In determining the appropriate grant multiples, the Company compares itself to publicly traded companies of comparable size for whom stock is a significant part of total compensation. The ultimate value of any stock option is based solely on the increase in value of the shares over the grant price. Options have typically been granted at fair market value on the date of grant, have a term of ten years, and vest over a three year period. During fiscal 1995 the Committee granted options to purchase shares of common stock to executives of the Company consistent with this policy.

     Beginning in fiscal 1996, and subject to shareholder approval of the Amended and Restated Deferred Compensation Plan, executives may elect to defer the receipt of all or a portion of their cash bonus into a cash account or a Common Stock account. To encourage stock ownership, if an executive elects to defer funds into the common stock account, the participant will receive a 20% premium if the stock is held at least three years.

EXECUTIVE BENEFITS

     The Company believes that it is critical in attracting and retaining top caliber executives to provide comprehensive benefits that address the unique circumstances of executives. In particular, limitations imposed on the benefits payable from qualified welfare and retirement plans give rise to the need for supplemental non-qualified plans to replace the benefits lost due to these limitations and provide a mechanism for recruiting and retaining executives for the long term. The Company provides corporate officers with supplemental retirement and life insurance benefits.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Mr. Robert C. Snyder, the Company's Chief Executive Officer during fiscal 1995, participated in the executive compensation program described in this report.

     In March 1995, Mr. Snyder was elected Chairman of the Board in addition to his position as Chief Executive Officer and received a base salary increase from $415,000 to $450,000. This increase was based on market comparisons of Mr. Snyder's salary to executives at the primary comparison group and an assessment of Mr. Synder's experience and job performance.

     For fiscal 1995, Mr. Snyder received an annual incentive award of $442,214 based on the objective performance measures. The performance results achieved and this incentive award reflect the leadership provided by Mr. Snyder in guiding the Company during a year in which it realized record sales and earnings.

     In fiscal 1995, Mr. Snyder received 66,250 stock options with an option price of $20.375 (fair market value on the date of grant).

                                          Respectfully submitted,
                                          Compensation Committee
                                          Donald J. Morfee, Chairman
                                          John D. O'Connell
                                          Gerald B. Haeckel
                                          Michael J. Sebastian

     The following table sets forth information concerning the cash compensation and additional incentive compensation paid by the Company to the Chief Executive Officer and to each of its four most highly compensated executive officers for each of the last three fiscal years.

                          SUMMARY COMPENSATION TABLE

                                                                              LONG TERM COMPENSATION
                                                                      --------------------------------
                                        ANNUAL COMPENSATION                   AWARDS         PAYOUTS
                               -------------------------------------  ---------------------  -------
                                                           (E)            (F)
                                                          OTHER       RESTRICTED               (H)          (I)
      (A)                        (C)         (D)         ANNUAL          STOCK       (G)      LTIP       ALL OTHER
NAME AND PRINCIPAL       (B)    SALARY     BONUS(3)  COMPENSATION(4)  AWARD(S)(5)  OPTIONS/  PAYOUTS  COMPENSATION(6)
POSITION                 YEAR    ($)         ($)           ($)            ($)      SARS(#)     ($)          ($)
-----------------------  ----  --------    --------  ---------------  -----------  --------  -------  ---------------
Robert C. Snyder,        1995  $438,336   $442,214       $15,448       $       0    66,250      0           3,604
President and Chief      1994   396,516    293,000        15,198         151,202    48,000      0           3,750
 Executive Officer       1993   378,000    106,000         5,075               0    37,600      0           5,513


Vernon E. Oechsle,       1995   316,672(2) 296,651        12,062               0    40,500      0           3,750
Executive Vice           1994   275,016    172,000         2,039          90,998    28,000      0           3,750
 President and Chief     1993    65,000          0             0               0    46,800      0               0
 Operating Officer

Ted F. Olt,              1995   208,292    100,480             0               0    20,100      0          13,539
President of             1994   205,000     53,000             0               0    15,000      0          13,325
 Nichols-Homeshield(1)   1993   205,000          0             0               0    12,000      0          10,281


Wayne M. Rose,           1995   200,333    173,234         3,278               0    20,100      0           3,750
Vice President and       1994   192,000    112,000         2,648          56,100    15,000      0           4,529
 Chief Financial         1993   187,000     43,000         1,974               0    12,000      0           4,614
 Officer

Robert V. Kelly, Jr.,    1995   199,167    185,427         4,904               0    20,100      0           3,750
Vice President and       1994   190,000    115,000         6,255          55,502    15,000      0           4,243
 MacSteel President      1993   185,000     74,000         2,588               0    12,000      0           4,833

------------
(1) Although Mr. Olt is not an executive officer of the Company, he performs a policymaking function for the Company as the President of the Company's Nichols-Homeshield Division. Accordingly, for purposes of this Proxy Statement, he is considered to be an executive officer of the Company.

(2) Joined the Company on August 1, 1993.

(3) Annual bonus amounts are earned and accrued during the fiscal years indicated and paid in the following year.

(4) Represents amounts reimbursed during the fiscal year for the payment of taxes. The dollar value of perquisites and other personal benefits were less than the lesser of either $50,000 or 10 percent of the total of annual salary and bonus for each named officer and therefore has been excluded.

(5) Awards consist of restricted common stock valued at the market closing price on the date of grant. Dividends are paid on the restricted shares to the same extent as paid on the Company's common stock. At the end of fiscal 1995, Messrs. Snyder, Oechsle, Rose and Kelly respectively held 7,331, 4,412, 2,720, and 2,691 shares of restricted stock valued at $144,787, $87,137, $53,720 and $53,147 based on the October 31, 1995 closing price of $19.75.

(6) Represents matching contributions by the Company to defined contribution plans.

                   OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)

                                               INDIVIDUAL
                                                 GRANTS
---------------------------------------------------------------------------------------------------------    GRANT DATE
                                                                      (C)                                       VALUE
                                                                  % OF TOTAL                                -------------
                                                                   OPTIONS/
                                                        (B)          SARS           (D)                          (F)
                                                     OPTIONS/     GRANTED TO      EXERCISE                      GRANT
                                                       SARS        EMPLOYEES      OR BASE         (E)           DATE
                       (A)                           GRANTED(1)    IN FISCAL       PRICE       EXPIRATION      PRESENT
NAME                                                    (#)          YEAR        ($/SHARE)        DATE      VALUE ($)(2)
--------------------------------------------------   ---------    -----------    ----------    ----------   -------------
Robert C. Snyder..................................     66,250         22.5%       $  20.375     10-11-05      $ 427,975
Vernon E. Oechsle.................................     40,500         13.7           20.375     10-11-05        261,630
T. F. Olt.........................................     20,100          6.8           20.375     10-11-05        129,846
Wayne M. Rose.....................................     20,100          6.8           20.375     10-11-05        129,846
Robert V. Kelly, Jr...............................     20,100          6.8           20.375     10-11-05        129,846

------------
(1) All stock options granted in fiscal 1995 become exercisable in 33 1/3% increments maturing cumulatively on each of the first through third anniversaries of the date of grant and must be exercised no later than ten years from the date of grant.

(2) Calculated using the Black-Scholes option pricing model. The calculation assumes volatility of .2648, a risk free interest rate of 5.85%, an annual dividend yield of 2.94%, a 10-year option term, and option grants at $20.375 per share. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model.

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                         AND FY-END OPTION/SAR VALUES

                                                                                                           (E)
                                                                                         (D)             VALUE OF
                                                                                      NUMBER OF        UNEXERCISED
                                                                                     UNEXERCISED       IN-THE-MONEY
                                                                                    OPTIONS/SARS       OPTIONS/SARS
                                                    (B)                (C)          AT FY-END (#)     AT FY-END ($)
                    (A)                       SHARES ACQUIRED         VALUE         EXERCISABLE/       EXERCISABLE/
NAME                                          ON EXERCISE (#)     REALIZED ($)      UNEXERCISABLE     UNEXERCISABLE
-------------------------------------------   ----------------    -------------    ---------------    --------------
Robert C. Snyder...........................         - 0 -           $   - 0 -      126,066/110,784      $260,000/0
Vernon E. Oechsle..........................        15,600              97,400       14,933/ 74,767        0/29,850
T. F. Olt..................................         - 0 -               - 0 -       54,000/ 34,100       109,000/0
Wayne M. Rose..............................         - 0 -               - 0 -       57,334/ 34,100       175,170/0
Robert V. Kelly, Jr........................         9,000             115,875       50,000/ 34,100        74,000/0

                                      22

                 ANNUAL RETIREMENT BENEFIT EXAMPLES AT AGE 65
                                 YEARS OF SERVICE
                  --------------------------------------------
 REMUNERATION      15         20         25       30 OR OVER
 ------------     ---------  ---------  ---------   ----------
$125,000.......... $ 51,563  $  68,750  $  85,938    $100,000
$150,000..........   61,875     82,500    103,125     120,000
$175,000..........   72,188     96,250    120,313     140,000
$200,000..........   82,500    110,000    137,500     160,000
$225,000..........   92,813    123,750    154,688     180,000
$250,000..........  103,125    137,500    171,875     200,000
$300,000..........  123,750    165,000    206,250     240,000
$350,000..........  144,375    192,500    240,625     280,000
$400,000..........  165,000    220,000    275,000     320,000
$450,000..........  185,625    247,500    309,375     360,000
$500,000..........  206,250    275,000    343,750     400,000
$550,000..........  226,875    302,500    378,125     440,000
$600,000..........  247,500    330,000    412,500     480,000
$650,000..........  268,125    357,500    446,875     520,000
$700,000..........  288,750    385,000    481,250     560,000
$750,000..........  309,375    412,500    515,625     600,000
$800,000..........  330,000    440,000    550,000     640,000
$850,000..........  350,625    467,500    584,375     680,000
$900,000..........  371,250    495,000    618,750     720,000

     The above retirement benefit examples are subject to deduction for benefits under Social Security. Benefits provided under the Company's pension plans are determined on a life annuity basis but optional forms of benefits are available. Compensation used for the Company's pension plans is essentially the individual's cash compensation plus deferrals under the 401(k) Savings Plan and is that compensation shown as "Salary" and "Bonus" in the Summary Compensation Table. The
Company's Salaried Employees' Pension Plan uses an average of the five highest consecutive calendar years compensation and the Company's Supplemental Benefit Plan uses an average of the highest 36 consecutive months of compensation.

     As of November 1, 1995, the individuals (other than Mr. Olt who participates in a separate defined contribution plan) named in the Summary Compensation Table had the following years of service under the Company's pension plans: R.C. Snyder -- 16; V.E. Oechsle -- 2; W.M. Rose -- 13; R.V. Kelly, Jr. -- 18.

CHANGE IN CONTROL ARRANGEMENTS

     The Company has entered into severance compensation agreements with all of its executive officers. The form of agreement provides that in the event of a "change in control" of the Company, the executive agrees to remain in the employ of the Company for a period of at least three years. A "change in control" is defined as (i) a change in control which is required to be reported pursuant to the rules and regulations under the Securities Exchange Act of 1934, (ii) an acquisition of securities resulting in an individual or entity or group thereof becoming, directly or indirectly, the beneficial owner of 20% or more of the Company's outstanding voting stock or (iii) a change in a majority of the members of the Board of Directors within three years after any tender offer for the voting securities of the Company, a contested election for the directors of the Company or a merger or sale of substantially all the assets of the Company. The agreement contemplates that upon a change in control, the executive will continue to receive substantially the same compensation and benefits from the Company (or its successor) that he received before the change. If during the three year period following a change in control the executive's employment is terminated by the Company (or its successor) other than for "cause" or "disability" (as defined in the agreement) or with the consent of the Board of Directors, the executive will be entitled to a payment equal to 2.99 times the executive's average annual taxable compensation from the Company during the last five taxable years. Such payment is to be payable in cash or a combination of cash, health insurance, life insurance and pension benefits, as elected by the executive.

                                      23

RELATIVE MARKET PERFORMANCE PRESENTATION

     The following graph compares the Company's cumulative total stockholder return for the last five years with the cumulative total return of the Standard & Poors 500 Composite Stock Index (the "S & P 500") and the Company's industry peer group. The Company changed its peer group in fiscal 1995 to include companies that are more comparable in terms of market capitalization and products produced. The 1995 peer group is comprised of: ACX Technologies Inc., Alumax Inc., Birmingham Steel Corp., Carpenter Technology, CasTech Aluminum Group Inc., Chaparral Steel Company, Commonwealth Aluminum Corp., Inland Steel Industries Inc., Keystone Consolidated Industries Inc., Laclede Steel Co., N S Group Inc., Republic Engineered Steels Inc., Roanoke Electric Steel Corp., Timken Co., Webco Industries Inc., and Worthington Industries. The 1994 peer group was comprised of: Alcan Aluminum, Ltd., Aluminum Company of America, Armco Inc., Birmingham Steel Corp., Carpenter Technology, CasTech Aluminum Group Inc., Chaparral Steel Company, Inland Steel Industries Inc., Keystone Consolidated Industries Inc., Laclede Steel Co., Lukens Inc., N S Group Inc., Nucor Corp., Oregon Steel Mills Inc., Reynolds Metals Co., Roanoke Electric Steel Corp., and Worthington Industries.

                               QUANEX CORPORATION
                          RELATIVE MARKET PERFORMANCE
               FIVE YEAR CUMULATIVE TOTAL RETURN THROUGH 10/31/95

                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                       1990      1991      1992      1993      1994      1995
                       ----      ----      ----      ----      ----      ----
Quanex ..............   100       220       188       207       265       216
S&P 500 .............   100       134       147       169       176       222
1995 Peer Group .....   100       124       137       182       200       176
1994 Peer Group .....   100       120       126       149       182       182

                                      24

OTHER MATTERS AND SHAREHOLDER PROPOSALS

     At the date of this proxy statement, management is not aware of any matters to be presented for action at the meeting other than those described above. However, if any other matters should come before the meeting, it is the intention of the persons named as proxies in the accompanying proxy card to vote in accordance with their judgement on such matters. Any proposals of shareholders to be presented at the Annual Meeting to be held in 1997 that are eligible for inclusion in the Company's proxy statement for the meeting under applicable rules of the Securities and Exchange Commission must be received by the Company no later than September 26, 1996.

     The Company's Bylaws provide that, for business to be properly brought before an Annual Meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Company, not less than 60 days nor more than 180 days prior to the anniversary date of the immediately preceding Annual Meeting; provided, however, that in the event that the date of the Annual Meeting is more than 45 days later than the anniversary date of the immediately preceding Annual Meeting, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the earlier of the date on which a written statement setting forth the date of the Annual Meeting was mailed to shareholders or the date on which it is first disclosed to the public. A shareholder's notice to the Secretary must set forth with respect to each matter the shareholder proposes to bring before the Annual Meeting (a) a brief description of the business desired to be brought before the Annual meeting, (b) the name and address, as they appear on the Company's books, of the shareholder making such proposal, (c) the class and number of shares of the Company which are beneficially owned by the shareholder and (d) any material interest of the shareholder in such business. In addition, if the shareholder's ownership of shares of the Company, as set forth in the notice is solely beneficial, documentary evidence of such ownership must accompany the notice. Assuming the 1997 Annual Meeting is held within 45 days of the anniversary date of the 1996 Annual Meeting, a shareholder notice relating to the 1997 Annual Meeting must be received no earlier than August 26, 1996, and no later than December 24, 1996.

Houston, Texas
January 24, 1996

                              [FRONT OF PROXY CARD]

                                     PROXY

                               QUANEX CORPORATION

                     PROXY SOLICITED BY BOARD OF DIRECTORS

    IF NO SPECIFICATION IS MADE, PROXIES WILL VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED ON THE REVERSE SIDE OR ANY SUBSTITUTE FOR THEM AND "FOR" ITEMS 2 THROUGH 4, AS RECOMMENDED BY THE BOARD OF DIRECTORS.

    The undersigned shareholder(s) of Quanex Corporation hereby appoints Donald
J. Morfee and Robert C. Snyder, and either of them, proxies of the undersigned with power of substitution to vote, as designated on the reverse side of this card, all shares which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held at the JW Marriott Hotel, Houston Galleria, 5150 Westheimer, Houston, Texas on February 22, 1996, at 8:30 A.M., C.S.T., or at any adjournment or adjournments thereof, on the matters described in the enclosed Proxy Statement dated January 24, 1996.

                (Continued and to be signed on the other side)

                              [BACK OF PROXY CARD]

 /X/   PLEASE MARK YOUR
       VOTES AS IN THIS
       EXAMPLE.

Item 1 - To elect
two directors to serve             FOR ALL NOMINEES        WITHHOLD AUTHORITY
until the Annual Meeting             LISTED OR ANY           TO VOTE FOR ALL
of Shareholders in 1999;              SUBSTITUTES            NOMINEES LISTED
                                          / /                      / /

INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE STRIKE A LINE
               THROUGH HIS NAME.

               Nominees:  Gerald B. Haeckel
                          Michael J. Sebastian

                                                         FOR   AGAINST   ABSTAIN

Item 2 - To consider and act upon a proposal to amend    / /     / /        / /
         the Company's Deferred Compensation Plan;

Item 3 - To consider and act upon a proposal to adopt    / /     / /        / /
         the Company's 1996 Employee Stock Option and
         Restricted Stock Plan;

Item 4 - To consider and act upon a proposal to          / /     / /        / /
         ratify the appointment of Deloitte & Touche
         LLP as independent auditors for the fiscal year ending October 31, 1996; and

Item 5 - To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.


                                                       WILL ATTEND     / /
                                                         MEETING

Signature(s) ______________________           Date ______________________ , 1996

NOTE: Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer.

                                                                     EXHIBIT A

                           QUANEX CORPORATION 1996

               EMPLOYEE STOCK OPTION AND RESTRICTED STOCK PLAN

SECTION 1.  PURPOSE

     The purpose of the Quanex Corporation 1996 Employee Stock Option and Restricted Stock Plan is to promote the interests of Quanex Corporation (the "Company") and its shareholders by providing it with a mechanism to enable the Company and its subsidiaries to attract, retain and motivate their key employees with compensatory arrangements and benefits that make use of the Company's stock so as to provide for or increase the proprietary interests of such employees in the Company.

SECTION 2.  DEFINITIONS

     (A) "AGREEMENT" shall mean a written agreement setting forth the terms of an Award.

     (B) "AWARD" shall mean an Option (which may be designated as an Incentive Stock Option or a Non-Incentive Stock Option) or a Restricted Stock Award granted under this Plan.

     (C)  "BOARD" shall mean the Board of Directors of the Company.

     (D) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (E) "COMMITTEE" shall mean the committee appointed by the Board to administer this Plan.

     (F) "COMMON STOCK" shall mean the Company's Common Stock, $.50 par value (or such other par value as may be designated by act of the Company's stockholders). In addition, for purposes of the Plan and the Awards, the term Common Stock shall also be deemed to include any rights to purchase ("Rights") the Series A Junior Participating Preferred Stock of the Company that may then be trading together with the Common Stock as provided in the Rights Agreement between the Company and Chemical Bank relating to the Rights.

     (G)  "COMPANY" shall mean Quanex Corporation.

     (H) "DISABILITY" shall mean a mental or physical disability which, in the opinion of a physician selected by the Committee, shall prevent the Employee from earning a reasonable livelihood with the Company or any Subsidiary and which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months and which: (a) was not contracted, suffered or incurred while the Employee was engaged in, or did not result from having engaged in, a felonious criminal enterprise; (b) did not result from alcoholism or addiction to narcotics; and
(c) did not result from an injury incurred while a member of the Armed Forces of the United States for which the Employee receives a military pension.

     (I) "DISINTERESTED" shall mean disinterested within the meaning of applicable regulatory requirements, including those promulgated under Section 16 of the Exchange Act.

     (J) "EMPLOYEE" shall mean an officer or employee of the Company or a Subsidiary.

     (K) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

     (L) "FAIR MARKET VALUE" shall mean the closing price of the Common Stock on the date in question as reported in the New York Stock
Exchange -- Composite Transactions listing or if, in the discretion of the Committee, another means of determining the fair market value of a share of Common Stock at such date shall be necessary or advisable, the Committee may provide for another means of determining such fair market value.

     (M) "INCENTIVE STOCK OPTION" shall mean an Option that is intended by the Committee to meet the requirements of Section 422 of the Code or any successor provision.

     (N) "NON-INCENTIVE STOCK OPTION" shall mean an Option granted pursuant to this Plan which does not qualify as an Incentive Stock Option.

     (O) "OPTION" shall mean the right to purchase Common Stock at a price to be specified and upon terms to be designated by the Committee pursuant to this Plan. An Option shall be designated by the Committee as an Incentive Stock Option or a Non-Incentive Stock Option.

     (P) "OPTION PRICE" shall mean the price at which shares may be purchased pursuant to an Option.

     (Q) "PLAN" shall mean this Quanex Corporation 1996 Employee Stock Option and Restricted Stock Plan.

     (R) "RESTRICTED PERIOD" shall mean the period designated by the Committee during which Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered.

     (S) "RESTRICTED STOCK" shall mean those shares of Common Stock issued pursuant to a Restricted Stock Award which are subject to the restrictions, terms, and conditions set forth in the related Agreement.

     (T) "RESTRICTED STOCK AWARD" shall mean an award of Restricted Stock pursuant to Section 8 hereof.

     (U) "RETAINED DISTRIBUTIONS" shall mean any securities or other property (other than regular cash dividends) distributed by the Company in respect of Restricted Stock during any Restricted Period.

     (V) "RETIRE" or "RETIREMENT" shall mean retirement in accordance with the terms of a retirement plan that is qualified under Section 401(a) of the Code and maintained by the Company or a Subsidiary in which the employee is a participant.

     (W) "SUBSIDIARY" shall mean any present or future subsidiary corporations, as defined in Section 424 of the Code, of the Company.

SECTION 3.  STOCK SUBJECT TO THE PLAN

     The total amount of the Common Stock with respect to which Awards may be granted shall not exceed in the aggregate 750,000 shares. The class and aggregate number of shares which may be subject to the Options granted under this Plan shall be subject to adjustment under Section 7. The class and aggregate number of shares which may be subject to the Restricted Stock Awards granted under the Plan shall also be subject to adjustment under Section 8. Shares may be treasury shares or authorized but unissued shares. If any Award under the Plan shall expire or terminate for any reason without having been exercised in full, or if any Award shall be forfeited, the shares subject to the unexercised or forfeited portion of such Award shall again be available for the purposes of the Plan.

SECTION 4.  ADMINISTRATION

     The Plan shall be administered by a Committee the members of which shall be Disinterested persons. The Committee shall consist of not less than two members of the Board, who are not Employees. The Board shall have the power from time to time to add or remove members of the Committee, and to fill vacancies arising for any reason. The Committee shall designate a chairman from among its members, who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at any time and place as it shall choose. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. All questions of interpretation and application of the Plan, or as to Awards granted under it shall be subject to the determination of a majority of the Committee. The Committee in exercising any power or authority granted under this Plan or in making any determination under this Plan shall perform or refrain from performing those acts using its sole discretion and judgment. Any decision made by the Committee or any refraining to act or any act taken by the Committee in good faith shall be final and binding on all parties. The Committee's decision shall never be subject to de novo review. When appropriate the Plan shall be administered in order to qualify certain of the Options granted under it as Incentive Stock Options.

SECTION 5.  ELIGIBILITY

     The individuals who shall be eligible to participate in the Plan shall be those full-time key Employees, including directors if they are Employees, as the Committee shall determine during the term of this Plan. No individual shall be eligible to receive an Award under the Plan while that individual is a member of the Committee.

     No Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the corporation employing the Employee or of its parent or subsidiary corporation shall be eligible to receive an Option which is an Incentive Stock Option unless at the time that the Option is granted the option price is at least 110% of the Fair Market Value of the Common Stock at the time the Option is granted and the Option by its own terms is not exercisable after the expiration of five years from the date the Option is granted.

     An Employee will be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust will be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. For all purposes of this Plan, a parent corporation is any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, on the date of grant of the Option in question, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in that chain; and a subsidiary corporation is any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, on the date of grant of the Option in question, each of the corporations, other than the last corporation in the chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in that chain.

SECTION 6.  MAXIMUM NUMBER OF SHARES SUBJECT TO AN AWARD

     The maximum number of shares of Common Stock subject to Options that may be awarded to any Employee under the Plan during any consecutive three year period is 250,000. The maximum number of shares of Common Stock that may be awarded to any Employee pursuant to Restricted Stock Awards under the Plan during any consecutive three year period is 250,000.

SECTION 7.  STOCK OPTIONS

     A. AUTHORITY TO GRANT OPTIONS. The Committee may grant Incentive Stock Options or Non-Incentive Stock Options at any time during the term of this Plan to any eligible Employee that it chooses.

     Each Option granted shall be approved by the Committee. Subject only to any applicable limitations set forth in this Plan, the number of shares of Common Stock to be covered by an Option shall be as determined by the Committee.

     B. OPTION PRICE. The price at which shares may be purchased pursuant to an Option, whether it is an Incentive Stock Option or a Non-Incentive Stock Option, shall be not less than the Fair Market Value of the shares of Common Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares may be purchased shall be more than the minimum price required.

     C. DURATION OF OPTIONS. No Option which is an Incentive Stock Option shall be exercisable after the expiration of ten years from the date such Option is granted. The Committee in its discretion may provide that such Option shall be exercisable throughout the ten year period or during any lesser period of time commencing on or after the date of grant of such Option and ending upon or before the expiration of the ten year period. If an Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the corporation employing the Employee or of its parent or subsidiary corporation, no Option which is an Incentive Stock Option shall be exercisable after the expiration of five years from the date such Option is granted. No Option which is a Non-Incentive Stock Option shall be exercisable after the expiration of ten years from the date such Option is granted. The Committee in its discretion may provide that such Option shall be exercisable throughout the ten year period or during any lesser period of time commencing on or after the date of grant of such Option and ending upon or before the expiration of the ten year period.

     D. MAXIMUM VALUE OF STOCK SUBJECT TO OPTIONS WHICH ARE INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value (determined as of the date the Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee in any calendar year (under this Plan and any other incentive stock option plan(s) of the Company and any parent and subsidiary corporation) exceeds $100,000, the Options shall be treated as Non-Incentive Stock Options. In making this determination, Options shall be taken into account in the order in which they were granted.

     E. AMOUNT EXERCISABLE. The usual form of agreement granting an Option (whether Incentive or Non-Incentive) shall, subject to any limitation on exercise contained in the Agreement which is not inconsistent with this Plan, contain the following terms of exercise:

          (a) No Option granted under this Plan may be exercised until an Optionee has completed one year of continuous employment with the Company or any Subsidiary following the date of grant;

          (b) Beginning on the day after the first anniversary of the date of grant, an Option may be exercised up to 1/3 of the shares subject to the Option;

          (c) After the expiration of each succeeding anniversary date of the date of grant, the Option may be exercised up to an additional 1/3 of the shares subject to the Option, so that after the expiration of the third anniversary of the date of grant, the Option shall be exercisable in full; and

          (d) To the extent not exercised, installments shall be cumulative and may be exercised in whole or in part until the Option expires on the tenth anniversary of the date of the grant.

However, the Committee, in its discretion, may change the terms of exercise so that any Option may be exercised so long as it is valid and outstanding from time to time in part or as a whole in such manner and subject to such conditions as it may set. In addition, the Committee, in its discretion, may accelerate the time in which any outstanding Option may be exercised. But in no event shall any Option be exercisable after the tenth anniversary of the date of the grant.

     F. EXERCISE OF OPTIONS. An Optionee may exercise such optionee's Option by delivering to the Company a written notice stating (i) that such optionee wishes to exercise such Option on the date such notice is so delivered, (ii) the number of shares of stock with respect to which the Option is to be exercised and (iii) the address to which the certificate representing such shares of stock should be mailed. In order to be effective, such written notice shall be accompanied by (i) payment of the Option Price of such shares of stock and (ii) payment of an amount of money necessary to satisfy any withholding tax liability that may result from the exercise of such Option. Each such payment shall be made by cashier's check drawn on a national banking association and payable to the order of the Company in United States dollars.

     If, at the time of receipt by the Company of such written notice, (i) the Company has unrestricted surplus in an amount not less than the Option Price of such shares of stock, (ii) all accrued cumulative preferential dividends and other current preferential dividends on all outstanding shares of preferred stock of the Company have been fully paid, (iii) the acquisition by the Company of its own shares of stock for the purpose of enabling such optionee to exercise such Option is otherwise permitted by applicable law and without any vote or consent of any stockholder of the Company, and (iv) there shall have been adopted, and there shall be in full force and effect, a resolution of the Board authorizing the acquisition by the Company of its own shares of stock for such purpose, then such optionee may deliver to the Company, in payment of the Option Price of the shares of stock with respect to which such Option is exercised, (x) certificates registered in the name of such optionee that represent a number of shares of stock legally and beneficially owned by such optionee (free of all liens, claims and encumbrances of every kind) and having a Fair Market Value on the date of receipt by the Company of such written notice that is not greater than the Option Price of the shares of stock with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares of stock represented by such certificates, with the signature of such record holder guaranteed by a national banking association, and (y) if the Option Price of the shares of stock with respect to which such Option is to be exercised exceeds such Fair Market Value, a cashier's check drawn on a national banking association and payable to the order of the Company in an amount, in United States dollars, equal to the amount of such excess. Notwithstanding the provisions of the immediately preceding sentence, the Committee, in its sole discretion, may refuse to accept shares of stock in payment of the Option Price of the shares of stock with respect to which such Option is to be exercised and, in that event, any certificates representing shares of stock that were received by the Company with such written notice shall be returned to such optionee, together with notice by the Company to such optionee of the refusal of the Committee to accept such shares of stock. If, at the expiration of seven business days after the delivery to such optionee of such written notice from the Company, such optionee shall not have delivered to the Company a cashier's check drawn on a national banking association and payable to the order of the Company in an amount, in United States dollars, equal to the Option Price of the shares of stock with respect to which such Option is to be exercised, such written notice from the optionee to the Company shall be ineffective to exercise such Option.

     As promptly as practicable after the receipt by the Company of (i) such written notice from the optionee, (ii) payment, in the form required by the foregoing provisions of this Section of the Option Price of the shares of stock with respect to which such Option is to be exercised, and (iii) payment, in the form required by the foregoing provisions of this Section, of an amount of money necessary to satisfy any withholding tax liability that may result from the exercise of such Option, a certificate representing the number of shares of stock with respect to which such Option has been so exercised, such certificate to be registered in the name of such optionee, provided that such delivery shall be considered to have been made when such certificate shall have been mailed, postage prepaid, to such optionee at the address specified for such purpose in such written notice from the optionee to the Company.

     G. TRANSFERABILITY OF OPTIONS. Options shall not be transferable by the optionee except by will or under the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him. Any attempted sale, assignment, transfer, pledge or encumbrance of an Option in violation of this Agreement shall be void and the Company shall not be bound thereby.

     H. TERMINATION OF EMPLOYMENT OR DEATH OF OPTIONEE. Except as may be otherwise expressly provided herein with respect to an Option that is a Non-Incentive Stock Option, all Options shall terminate on the earlier of the date of the expiration of the Option or one day less than three months after the date of severance, upon severance of the employment relationship between the Company and the optionee, whether with or without cause, for any reason other than the death, Disability or, in the case of Non-Incentive Stock Options only, Retirement of the optionee, during which period the optionee shall be entitled to exercise the Option in respect of the number of shares that the optionee would have been entitled to purchase had the optionee exercised the Option on the date of such severance of employment. Whether authorized leave of absence, or absence on military or government service, shall constitute severance of the employment relationship between the Company and the optionee shall be determined by the Committee at the time thereof. In the event of severance because of the Disability of the holder of any Incentive Stock Option while in the employ of the Company and before the date of expiration of such Incentive Stock Option, such Incentive Stock Option shall terminate on the earlier of such date of expiration or one year following the date of such severance because of Disability, during which period the optionee shall be entitled to exercise the Incentive Stock Option in respect to the number of shares that the optionee would have been entitled to purchase had the optionee exercised the Incentive Stock Option on the date of such severance because of Disability. In the event of the death of the holder of any Incentive Stock Option while in the employ of the Company and before the date of expiration of such Incentive Stock Option, such Incentive Stock Option shall terminate on the earlier of such date of expiration or one year following the date of death. After the death of the optionee, his executors, administrators or any person or persons to whom his Incentive Stock Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the termination of an Incentive Stock Option to exercise the Incentive Stock Option, in respect to the number of shares that the optionee would have been entitled to exercise if he had exercised the Incentive Stock Option on the date of his death while in employment. For purposes of Incentive Stock Options issued under this Plan, an employment relationship between the Company and the optionee shall be deemed to exist during any period in which the optionee is employed by the Company, a corporation issuing or assuming an option in a transaction to which Section 424(a) of the Code applies, or a parent or subsidiary corporation of such corporation issuing or assuming an option. For this purpose, the phrase "corporation issuing or assuming an option" shall be substituted for the word "Company" in the definitions of parent and subsidiary corporations in Section 5 and the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code.

     In the event of the death, Disability, or Retirement of a holder of a Non-Incentive Stock Option, before the date of expiration of such Non-Incentive Stock Option, such Non-Incentive Stock Option shall continue fully in effect, including provisions providing for subsequent vesting of such Option, and shall terminate on the date of expiration of the Non-Incentive Stock Option. After the death of the optionee, his executors, administrators or any person or persons to whom his Non-Incentive Stock Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the termination of the Non-Incentive Stock Option to exercise the Non-Incentive Stock Option, in respect to the number of shares that the optionee would have been entitled to exercise if he were still alive. Notwithstanding the foregoing provisions of this Section, in the case of a Non-Incentive Stock Option the Committee may provide for a different option termination date in the Option Agreement with respect to such Option.

     I. NO RIGHTS AS STOCKHOLDER. No optionee shall have rights as a stockholder with respect to shares covered by his Option until the date a stock certificate is issued for the shares. Except as provided in the following provisions of this Section 7, no adjustment for dividends, or other matters shall be made if the record date is prior to the date the certificate is issued.

     J. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     If the Company shall effect a subdivision or consolidation of shares or other capital adjustment of, or the payment of a dividend in capital stock or other equity securities of the Company on, its Common

Stock, or other increase or reduction of the number of shares of the Common Stock outstanding without receiving consideration therefor in money, services, or property, or the reclassification of its Common Stock, in whole or in part, into other equity securities of the Company, then (a) the number, class and per share price of shares of stock subject to outstanding Options hereunder shall be appropriately adjusted (or in the case of the issuance of other equity securities as a dividend on, or in a reclassification of, the Common Stock, the Options shall extend to such other securities) in such a manner as to entitle an optionee to receive, upon exercise of an Option, for the same aggregate cash compensation, the same total number and class or classes of shares (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) he would have held after such adjustment if he had exercised his Option in full immediately prior to the event requiring the adjustment, or, if applicable, the record date for determining shareholders to be affected by such adjustment; and (b) the number and class of shares then reserved for issuance under the Plan (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) shall be adjusted by substituting for the total number and class of shares of stock then received, the number and class or classes of shares of stock (or in the case of a dividend on, or reclassification into, other equity securities, such other securities) that would have been received by the owner of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment. Comparable rights shall accrue to each optionee in the event of successive subdivisions, consolidations, capital adjustment, dividends or reclassifications of the character described above.

     If the Company shall distribute to all holders of its shares of Common Stock (including any such distribution made to non-dissenting shareholders in connection with a consolidation or merger in which the Company is the surviving corporation and in which holders of shares of Common Stock continue to hold shares of Common Stock after such merger or consolidation) evidences of indebtedness or cash or other assets (other than cash dividends payable out of consolidated retained earnings not in excess of, in any one year period, the greater of (a) $1.00 per share of Common Stock or (b) two times the aggregate amount of dividends per share paid during the preceding calendar year and dividends or distributions payable in shares of Common Stock or other equity securities of the Company described in the immediately preceding paragraph), then in each case the Option Price shall be adjusted by reducing the Option Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by an amount equal to the Fair Market Value, as determined in good faith by the Board (whose determination shall be described in a statement filed in the Company's corporate records and be available for inspection by any holder of an Option) of the portion of the evidence of indebtedness or cash or other assets so to be distributed applicable to one share of Common Stock; provided that in no event shall the Option Price be less than the par value of a share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of the distribution retroactive to the record date for the determination of the stockholders entitled to receive such distribution. Comparable adjustments shall be made in the event of successive transactions of the character described above.

     If the Company shall make a tender offer for, or grant to all of its holders of its shares of Common Stock the right to require the Company or any subsidiary of the Company to acquire from such stockholders shares of, Common Stock, at a price in excess of the Current Market Price (a "Put Right") or the Company shall grant to all of its holders for its shares of Common Stock the right to acquire shares of Common Stock for less than the Current Market Price (a "Purchase Right"), then, in the case of a Put Right, the Option Price shall be adjusted by multiplying the Option Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such Put Right by a fraction, the numerator of which shall be the number of shares of Common Stock then outstanding minus the number of shares of Common Stock which could be purchased at the Current Market Price for the aggregate amount which would be paid if all Put Rights are exercised and the denominator of which is the number of shares of Common Stock which would be outstanding if all Put Rights are exercised; and, in the case of a Purchase Right, the Option Price shall be adjusted by multiplying the Option Price in effect immediately prior to the record date for the determination of the stockholders entitled to receive such Purchase Right by a fraction, the numerator of which shall be the number of shares of Common Stock then outstanding plus the number of shares of Common Stock which could be purchased at the Current Market Price for the aggregate amount which would be paid if all Purchase Rights are exercised and the denominator of which is the number of shares of Common Stock which would be outstanding if all Purchase Rights are exercised. In addition, the number of shares subject to the Option shall be increased by multiplying the number of shares then subject to the Option by a fraction which is the inverse of the fraction used to adjust the Option Price. Notwithstanding the foregoing if any such Put Rights or Purchase Rights shall terminate without being exercised, the Option Price and number of shares subject to the Option shall be appropriately readjusted to reflect the Option Price and number of shares subject to the Option which would have been in effect if such unexercised Rights had never existed. Comparable adjustments shall be made in the event of successive transactions of the character described above.

     After the merger of one or more corporations into the Company, after any consolidation of the Company and one or more corporations, or after any other corporate transaction described in Section 424(a) of the Code in which the Company shall be the surviving corporation, each optionee, at no additional cost, shall be entitled to receive, upon any exercise of his Option, in lieu of the number of shares as to which the Option shall then be so exercised, the number and class of shares of stock or other equity securities to which the optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation if at the time of such merger or consolidation such optionee had been a holder of a number of shares of Common Stock equal to the number of shares as to which the Option shall then be so exercised and, if as a result of such merger, consolidation or other transaction, the holders of Common Stock are not entitled to receive any shares of Common Stock pursuant to the terms thereof, each optionee, at no additional cost shall be entitled to receive, upon exercise of his Option, such other assets and property, including cash to which he would have been entitled if at the time of such merger, consolidation or other transaction he had been the holder of the number of shares of Common Stock equal to the number of shares as to which the Option shall then be so exercised. Comparable rights shall accrue to each optionee in the event of successive mergers or consolidations of the character described above.

     After a merger of the Company into one or more corporations, after a consolidation of the Company and one or more corporations, or after any other corporate transaction described in Section 424(a) of the Code in which the Company is not the surviving corporation, each optionee shall, at no additional cost, be entitled at the option of the surviving corporation (i) to have his then existing Option assumed or have a new option substituted for the existing Option by the surviving corporation to the transaction which is then employing him, or a parent or subsidiary of such corporation, on a basis where the excess of the aggregate fair market value of the shares subject to the Option immediately after the substitution or assumption over the aggregate Option Price of such option is equal to the excess of the aggregate fair market value of all shares subject to the option immediately before such substitution or assumption over the aggregate Option Price of such shares, provided that the shares subject to the new option must be traded on the New York or American Stock Exchange or quoted on the National Association of Securities Dealers Automated Quotation System, or (ii) to receive, upon any exercise of his Option, in lieu of the number of shares as to which the Option shall then be so exercised, the securities, property and other assets, including cash, to which the optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation or the agreement giving rise to the other corporate transaction if at the time of such merger, consolidation or other transaction such optionee had been the holder of the number of shares of Common Stock equal to the number of shares as to which the Option shall then be so exercised.

     If a corporate transaction described in Section 424(a) of the Code which involves the Company is to take place and there is to be no surviving corporation while an Option remains in whole or in part unexercised, it shall be canceled by the Board as of the effective date of any such corporate transaction but before that date each optionee shall be provided with a notice of such cancellation and each optionee shall have the right to exercise such Option in full (without regard to any vesting limitations set forth in or imposed pursuant to preceding provisions of this Plan or the option agreement with respect to such Option) to the extent it is then still unexercised during a 30-day period preceding the effective date of such corporate transaction.

     For purposes of this Section, Current Market Price per share of Common Stock shall mean the last reported price for the Common Stock in the New York Stock Exchange -- Composite Transaction listing on the trading day immediately preceding the first trading day on which, as a result of the establishment of a record date or otherwise, the trading price reflects that an acquiror of Common Stock in the public market will not participate in or receive the payment of any applicable dividend or distribution; provided, however, that if there is no closing price for the stock as so reported on that date or if, in the discretion of the Committee, another means of determining the fair value of the shares of stock at such date shall be necessary or advisable, the Committee may provide for another means for determining the Current Market Price of the Common Stock.

     Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

     K. SUBSTITUTION OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of the Company, or whose employer is about to become a parent or subsidiary corporation, conditioned in the case of an incentive stock option upon the employee becoming an employee as the result of a merger or consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least 50% of the issued and outstanding stock of another corporation as the result of which it becomes a subsidiary of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions of this Plan to the extent the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted. But with respect to stock options which are incentive stock options, no variation shall be made which will affect the status of any substitute option as an "incentive stock option" under Section 422 of the Code.

SECTION 8.  RESTRICTED STOCK AWARDS

     A. AWARDS. The Committee may make an Award of Restricted Stock to selected eligible Employees. The amount of each Restricted Stock Award and the respective terms and conditions of each Award (which terms and conditions need not be the same in each case) shall be determined by the Committee in its sole discretion. However, the terms and conditions of an Award shall not be inconsistent with the terms of the Plan.

     B. TRANSFERABILITY AND RIGHTS WITH RESPECT TO RESTRICTED STOCK. Except as provided herein, Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered during a Restricted Period. Any attempted sale, assignment, transfer, pledge or encumbrance of Restricted Stock in violation of this Plan shall be void and the Company shall not be bound thereby.

     During the Restricted Period, certificates representing the Restricted Stock and any Retained Distributions shall be registered in the recipient's name and bear a restrictive legend to the effect that ownership of such Restricted Stock (and any such Retained Distributions), and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms, and conditions provided in this Plan and the applicable Agreement. Such certificates shall be deposited by the recipient with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions which shall be forfeited in accordance with this Plan and the applicable Agreement. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes.

     Subject to the terms of this Plan and the Agreement with respect to the Award, the recipient shall have the right to vote the Restricted Stock awarded to such recipient and to receive and retain all regular cash dividends, and to exercise all other rights, powers and privileges of a holder of Common Stock, with respect to such Restricted Stock, with the exception that (i) the recipient shall not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the restrictions applicable thereto shall have expired, (ii) the Company shall retain custody of all Retained Distributions made or declared with respect to the Restricted Stock (and such Retained Distributions shall be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid, or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in separate accounts and (iii) the recipient may not sell, assign, transfer, pledge, exchange, encumber, or dispose of the Restricted Stock or any Retained Distributions during the Restricted Period. Nothing in this Section shall prevent transfers by will or by the applicable laws of descent and distribution.

     C. VESTING OF RESTRICTED STOCK. Restricted Stock Awards shall be subject to such vesting restrictions, if any, as the Committee shall determine in its sole discretion; provided that any Restricted Stock Award that is granted to an Employee who is then subject to the reporting and short-swing profit provisions of Section 16 of the Exchange Act and the rules thereunder shall vest no earlier than six months following the date on which the Restricted Stock is deemed awarded for purposes of such provisions.

     D. CONSEQUENCE OF VESTING. Subject to Section 9, when shares of Restricted Stock become vested, the Restricted Period shall be terminated as to those shares, and the Company shall deliver to the Restricted Stock Award recipient (or his estate, if applicable) a Common Stock certificate representing those shares and all Retained Distributions made or declared with respect to those shares, reduced as necessary to satisfy the Company's tax withholding obligation.

     E. WITHHOLDING TAX. The Company shall meet its tax withholding obligations under the Code and applicable state or local law arising upon the vesting of Restricted Stock by delivering to the Restricted Stock recipient (or his estate, if applicable) a reduced number of shares of Common Stock in the manner specified herein. At the time of vesting of shares of Restricted Stock, the Company shall (i) calculate the amount of withholding tax due on the assumption that all such vested shares of Restricted Stock are made available for delivery, (ii) reduce the number of such shares made available for delivery so that the Fair Market Value of the shares withheld on the vesting date approximates the amount of tax the Company is obliged to withhold and (iii) in lieu of the withheld shares, remit cash to the United States Treasury and other applicable governmental authorities, on behalf of the participant, in the amount of the withholding tax due.

     The Company shall withhold only whole shares of Common Stock to satisfy its withholding obligation. Where the Fair Market Value of the withheld shares does not equal Company's withholding tax obligation, the Company shall withhold shares with a Fair Market Value slightly in excess of the amount of its withholding obligation and shall remit the excess cash to the Restricted Stock Award recipient (or his estate, if applicable) with the shares of Common Stock made available for delivery.

     The withheld shares of Restricted Stock not made available for delivery by the Company shall be retained as treasury stock or will be cancelled and, in either case, the recipient's right, title and interest in such Restricted Stock shall terminate.

     F. CHANGES IN COMPANY'S CAPITAL STRUCTURE. In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend, or combination of shares, appropriate adjustments shall be made by the Committee in the aggregate number and kind of shares which may be issued or granted as Awards. If any adjustment shall result in a fractional share, the fraction shall be disregarded.

SECTION 9.  REQUIREMENTS OF LAW

     The Company shall not be required to sell, issue or deliver any shares of Common Stock under any Award if such sale, issuance or delivery shall constitute a violation by the Award recipient or the Company of any provisions of any law or regulation of any governmental authority. Each Award granted under this Plan shall be subject to the requirements that, if at any time the Board or the Committee shall determine that the listing, registration or qualification of the shares upon any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision, or the consent or approval of any governmental regulatory body, or investment or other representations, are necessary or desirable in connection with the issue, or purchase or delivery of shares subject to an Award, that Award shall not be exercised in whole or in part and no shares shall be delivered pursuant to an Award unless the listing, registration, qualification, consent, approval or representations shall have been effected or obtained free of any conditions not acceptable to the Committee. Any determination in this connection by the Committee shall be final. In the event the shares issuable or deliverable on exercise or vesting of an Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for those shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

     "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for a sale or transfer."

The Company may, but shall in no event be obligated to, register any securities covered by this Plan under the Securities Act of 1933 (as now in effect or as later amended) and, in the event any shares are registered, the Company may remove any legend on certificates representing those shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Award or the issuance or delivery of shares under the Award to comply with any law or regulation or any governmental authority.

SECTION 10.  EMPLOYMENT OBLIGATION

     The granting of any Award shall not impose upon the Company any obligation to employ or continue to employ any Award recipient. The right of the Company to terminate the employment of any officer or other Employee shall not be diminished or affected by reason of the fact that an Award has been granted to him.

SECTION 11.  FORFEITURE FOR CAUSE

     Notwithstanding any other provision of this Plan, if the Committee finds by a majority vote, that the Award recipient, before or after termination of his employment with the Company (a) committed a fraud, embezzlement, theft, felony or act of dishonesty in the course of his employment by the Company which conduct damaged the Company or (b) disclosed trade secrets of the Company, then any outstanding options which have not been exercised by the individual and any Awards which have not yet vested will be forfeited. The decision of the Committee as to the cause of an Award recipient's discharge, the damage done to the Company and the extent of the individual's competitive activity will be final. No decision of the Committee, however, will affect the finality of the discharge of the individual by the Company.

SECTION 12.  AMENDMENT OR TERMINATION OF PLAN

     The Board may modify, revise or terminate this Plan at any time and from time to time. However, without the further Company stockholder approval by a majority of the votes cast at a duly held stockholders' meeting at which a quorum representing a majority of all outstanding voting stock (or if the provisions of the corporate charter, bylaws or applicable state law prescribe a greater degree of stockholder approval for this action, without the degree of stockholder approval thus required) is, either in person or by proxy, present and voting on the issue, the Board may not (a) increase the aggregate number of shares that may be subject to Awards pursuant to the provisions of this Plan; (b) materially increase the benefits accruing to participants under this Plan or (c) materially modify the requirements as to eligibility for participation in this Plan.

SECTION 13.  WRITTEN AGREEMENT

     Each Award granted under this Plan shall be embodied in a written Agreement, which shall be subject to the terms and conditions prescribed above, and shall be signed by the recipient and by the appropriate officer of the Company for and in the name and on behalf of the Company. Each Agreement shall contain any other provisions consistent with this Plan that the Committee in its discretion shall deem advisable.

SECTION 14.  INDEMNIFICATION OF THE COMMITTEE

     The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further act on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Committee, whether or not he continues to be such member of the Committee at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee (a) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Committee, or (b) in respect of any matter in which any settlement is effected, to an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further, that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee unless, within sixty (60) days after institution of any such action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend the same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and shall be in addition to all other rights to which such member of the Committee may be entitled to as a matter of law, contract or otherwise. Nothing in this Section shall be construed to limit or otherwise affect any right to indemnification or payment of expense, or any provisions limiting the liability of any officer or director of the Company or any member of the Committee, provided by law, the Certificate of Incorporation of the Company or otherwise.

SECTION 15.  SECTION 83(B) ELECTIONS.

     No Employee shall exercise the election permitted under Section 83(b) of the Code with respect to an Award without written approval of the Committee. If the Committee permits such an election with respect to any Award, the Company shall require the Award recipient to pay the Company an amount necessary to satisfy the Company's tax withholding obligation.

SECTION 16.  AWARD GRANT TERMINATION.

     No Awards shall be granted pursuant to this Plan after October 10, 2005.

                                                                     EXHIBIT B

                              QUANEX CORPORATION

                          DEFERRED COMPENSATION PLAN

     WHEREAS, Quanex Corporation originally established the Quanex Deferred Compensation Plan effective October 1, 1981, which provides for certain highly compensated management personnel and directors a deferred compensation plan whereby a portion of the Executive Incentive Compensation Plan compensation may be deferred prior to its being earned by the executive and a portion of director's fees may be deferred prior to its being earned by directors;

     WHEREAS, Quanex Corporation desires to amend, modify and restate the Deferred Compensation Plan effective October 12, 1995.

     NOW, THEREFORE, Quanex Corporation through this document amends, modifies and restates the Quanex Corporation Deferred Compensation Plan which shall be as follows:

                                  ARTICLE I
                                 DEFINITIONS

     1.1 Account. "Account" means a Participant's Account in the Deferred Compensation Ledger maintained by the Committee which reflects the benefits a Participant is entitled to under this Plan.

     1.2 Beneficiary. "Beneficiary" means a person or entity designated by the Participant under the terms of this Plan to receive any amounts distributed under the Plan upon the death of the Participant.

     1.3 Board of Directors. "Board of Directors" means the Board of Directors of Quanex.

     1.4 Change of Control. "Change of Control" means the occurrence of one or more of the following events:

     (a) Any "person", including a "syndication" or "group" as those terms are used in Section 13(d)(3) of the Securities Act, is or becomes the beneficial owner, directly or indirectly, of securities of Quanex representing 20% or more of the combined voting power of Quanex's then outstanding Voting Securities;

     (b) Quanex is merged or consolidated with another corporation and immediately after giving effect to the merger or consolidation either (i) less than 80% of the outstanding Voting Securities of the surviving or resulting entity are then beneficially owned in the aggregate by (x) the stockholders of Quanex immediately prior to such merger or consolidation, or (y) if a record date has been set to determine the stockholders of Quanex entitled to vote on such merger or consolidation, the stockholders of Quanex as of such record date, or (ii) the Board of Directors, or similar governing body, of the surviving or resulting entity does not have as a majority of its members the persons specified in clause (c)(i) and (ii) below;

     (c) If at any time the following do not constitute a majority of the Board of Directors of Quanex (or any successor entity referred to in clause
(b) above):

          (i)  persons who are directors of Quanex on January 1, 1995; and

          (ii) persons who, prior to their election as a director of Quanex (or successor entity if applicable) were nominated, recommended or endorsed by a formal resolution of the Board of Directors of Quanex;

     (d) If at any time during a calendar year a majority of the directors of Quanex are not persons who were directors at the beginning of the calendar year; and
                                     B-1

     (e) Quanex transfers substantially all of its assets to another corporation which is a less than 80% owned subsidiary of Quanex.

     1.5 Code. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     1.6 Committee. "Committee" means the persons who are from time to time serving as members of the committee administering this Plan.

     1.7 Common Stock. "Common Stock" means Quanex Common Stock, $.50 par value (or such other par value as may be designated by the vote of Quanex Stockholders or such other equity securities of Quanex into which such Common Stock may be converted, reclassified or exchanged.)

     1.8 Company. "Company" means Quanex and any Subsidiary adopting the Plan.

     1.9 Company Match. "Company Match" means the 20% match which the Company makes to the amount deferred in Common Stock during a Plan Year by a Participant under this Plan for three or more Plan Years.

     1.10 Deferred Compensation Ledger. "Deferred Compensation Ledger" means the ledger maintained by the Committee for each Participant which reflects the amount of compensation deferred for the Participant under this Plan, the Company match, and the amount of income credited on each of these amounts.

     1.11 Director. "Director" means any person serving as a member of the Board of Directors.

     1.12 Director Fees. "Director Fees" means any amount paid to a Director for services in such capacity.

     1.13 Disability. "Disability" means a mental or physical disability which in the opinion of a physician selected by the Committee, shall prevent the Participant from engaging in any substantial gainful activity and which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months and which: (a) was not contracted, suffered or incurred while the Participant was engaged in or did not result from having engaged in, a felonious criminal enterprise; (b) did not result from alcoholism or addiction to narcotics; and (c) did not result from an injury incurred while a member of the Armed Forces of the United States for which the Participant received a military pension.

     1.14 Incentive Bonus. "Incentive Bonus" means a bonus awarded or to be awarded to the Participant under the Quanex Corporation Executive Incentive Compensation Plan.

     1.15  NYSE.  "NYSE" means the New York Stock Exchange.

     1.16 Participant. "Participant" means an employee or director of a Company who is eligible for and is participating in the Plan.

     1.17 Plan. "Plan" means the Quanex Corporation Deferred Compensation Plan set forth in this document, as amended from time to time.

     1.18 Plan Year. "Plan Year" means a one year period which coincides with the fiscal year of Quanex. Quanex's fiscal year begins on the first day of November of each calendar year and ends on October 31st of the next ensuing calendar year.

     1.19 Quanex. "Quanex" means the Quanex Corporation, the sponsor of this Plan.

     1.20 Retirement. "Retirement" means the Retirement of a Participant from any Company covered by the Plan under the terms of its qualified defined benefit Retirement plan, if any, or if it has none applicable to the Participant, under the Company's defined contribution Retirement plan, if any, or if it has none applicable to the Participant, under the Company's Retirement policy.

     1.21 Securities Act. "Securities Act" means the Securities Exchange Act of 1934, as amended from time to time.

     1.22 Subsidiary. "Subsidiary" means any wholly owned subsidiary of Quanex.
                                     B-2

     1.23 Term of Deferral. "Term of Deferral" means the period of deferral chosen by the Participant under the election procedure established in Section
3.1 or by the Committee which pertains to that portion of the Incentive Bonus or Director Fees for each given Plan Year and its accumulated income accrued that has been deferred under an election made prior to the commencement of the period during which it is earned.

     1.24 Voting Securities. "Voting Securities" means any security which ordinarily possesses the power to vote in the election of the Board of Directors without the happening of any precondition or contingency.

                                  ARTICLE II
                                 ELIGIBILITY

     Initially, all participants in the Quanex Corporation Executive Incentive Compensation Plan and all Directors will be eligible to participate in this Plan. However, the Committee retains the right to establish such additional eligibility requirements for participation in this Plan as it may determine is appropriate or necessary from time to time and has the right to determine, in its sole discretion, that any one or more persons who meet the eligibility requirements will not be eligible to participate for one or more Plan Years beginning after the date they are notified of this decision by the Committee.

                                 ARTICLE III
                   BONUS DEFERRAL AND COMPANY CONTRIBUTIONS

     3.1 Bonus Deferral Election. A Participant may elect during the election period established by the Committee prior to the beginning of any Plan Year:

          (1) the percentage of his Incentive Bonus earned during the ensuing Plan Year which is to be paid as soon as conveniently possible after year end and the percentage which is to be deferred under this Plan;

          (2) the percentage of his Director Fees earned during the ensuing Plan Year which is to be paid during such year and the percentage which is to be deferred under this Plan;

          (3) the percentage of the amount deferred, if any, to be deferred in the form of Common Stock and the percentage, if any, to be deferred in the form of cash;

          (4) the length of the period of deferral, if any amount has been elected to be deferred, whether in cash or in Common Stock, which deferral shall be for a period of years, to a date certain, to termination or to Retirement; and

          (5) the form of payment of the amount that has been elected to be deferred: a lump sum or quarterly or annual installment payments of the principal amount plus the interest accrued after the distribution date, or last installment paid, if later, in the case of a deferral in the form of cash or of the total shares of Common Stock credited to him as of the date of distribution plus any other shares, cash or other property credited as dividends or other rights on those shares after the distribution date or last installment distributed, if later, in the case of a deferral in the form of Common Stock, over no less than three nor more than 20 years.

     If a Participant elects a deferral period to Retirement, the participant shall also specify whether the deferral period shall end at termination or at the Participant's normal Retirement date, in the event of termination other than as a result of death, disability or Retirement. If a Participant elects a deferral period of a number of years or to a date certain, the deferral period shall end upon the Participant's Retirement if earlier.

     The deferrals in the form of Common Stock elected by Participants to be allocated to their Accounts in any Plan Year must not exceed one percent of the shares of Common Stock outstanding on the first day of the Plan Year. In the event this maximum would be exceeded each Participant who elected to defer in the form of Common Stock shall have his election reduced on a pro rata basis as
                                     B-3

compared to all Participants who elected to defer in the form of Common Stock until those deferrals in the aggregate for that Plan Year equal the maximum and the portion of his Incentive Bonus which would have been deferred in the form of Common Stock shall instead be distributed to the Participant as provided in the Quanex Corporation Executive Incentive Compensation Plan.

     Once an election has been made it becomes irrevocable for that Plan Year, except that the Participant may change his election of the form of payment he previously elected under Section 3.1(5) during a 30 day period ending one year prior to the end of the deferral period. In the event a Participant originally elected a deferral period of a number of years or until a date certain and, as a result of the Participant's election to take Retirement, the Participant will retire before the end of the elected deferral period, the Participant may elect to change the form of payment during a 30 day period ending one year prior to the Retirement date chosen by the Participant by written notice to the Company. In the event a Participant changes his election, if the deferral period terminates early for any reason, which is beyond the control of the Participant, such as: involuntary termination of employment, death or disability, then the distribution or the first installment, whichever is applicable, shall not be made until one year after the election was changed; however, if the deferral period terminates early for any reason which is within the control of the Participant, such as: Retirement or voluntary termination of employment, then the change of election will be ineffective. If for any reason the deferral period does not end one year after the end of such 30 day period because of a postponement of Retirement or otherwise, the change of election shall remain in effect and no further changes of election shall be permitted.

     The election to participate in the Plan for a given Plan Year will be effective only upon receipt by the Committee of the Participant's election on such form as will be determined by the Committee from time to time. If the Participant does not exercise his right to defer, subject to Section 3.4 below, the Participant will be deemed to have elected not to defer any part of his Incentive Bonus or Director Fees for that Plan Year and all of his Incentive Bonuses and Director Fees will be paid in cash. If the percentage of the Incentive Bonus and Director Fees elected to be deferred in Common Stock results in a fractional share it shall be reduced to the next lowest full share and the fractional share shall be paid or deferred, as the case may be, in cash.

     3.2 Company Match. The Company will credit to the Account of each Participant who has a portion of his Incentive Bonus or Director Fees deferred under this Plan in the form of Common Stock for a period of three full years or more additional shares of Common Stock equal to 20% of the amount which is deferred in the form of Common Stock, rounded to the next highest number of full shares.

     3.3 Mandatory Deferral. If a Participant becomes entitled to a cash payment of part or all of an Incentive Bonus because the Participant did not elect to defer all of the Incentive Bonus but the Company determines that
Section 162(m) of the Code may not allow the Company to take a deduction for part or all of the Incentive Bonus, then payment of the Incentive Bonus will be delayed until December 1st following the end of the Plan Year in which it occurred. Then on December 1st, if the Company's deduction is determined by the Company not to be affected, the Incentive Bonus in total will be paid immediately. However, if the Company determines that some portion of the Incentive Bonus is affected, then only that portion of the Incentive Bonus which is deductible by the Company shall be paid on December 1st and the remaining portion of the Incentive Bonus will be delayed to the first day of the first complete month of the second Plan Year, at which time it will be paid. The Committee may waive the mandatory deferral required by this Section
3.3 with respect to a Participant who is not a member of the Committee but such waiver shall only be made on an individual basis and at the time the Incentive Bonus is determined and awarded.

                                     B-4

                                  ARTICLE IV
                                   ACCOUNT

     4.1 Establishing a Participant's Account. The Committee will establish an Account for each Participant in a special Deferred Compensation Ledger which will be maintained by the Company. The Account will reflect the amount of the Company's obligation to the Participant at any given time.

     4.2 Credit of the Participant's Deferral and the Company's Match. Upon completion of the Plan Year the Committee will determine, as soon as administratively practicable, the amount of a Participant's Incentive Bonus or Director Fees that has been deferred for that Plan Year and the amount of the Company Match, if any, and will credit that or those amounts to the Participant's Account in the Deferred Compensation Ledger as of the end of the Plan Year during which the Incentive Bonus or Director Fees was earned. If the Participant elected his deferral to be in the form of Common Stock the number of shares credited to his Account as Common Stock shall be the number of full shares of Common Stock that could have been purchased with the dollar amount deferred, without taking into account any brokerage fees, taxes or other expenses which might be incurred in such a transaction, based upon the closing quotation on the NYSE, or if not traded on the NYSE, the principal market in which the Common Stock is traded on the date the amount would have been paid had it not been deferred pursuant to Article III, and any additional fractional amount shall be credited to the Participant's Account in the form of cash.

     4.3 Crediting of Dividends, Distributions and Interest. When dividends are declared and paid on, or other distributions, whether stock, property, cash, rights or other, are made with respect to the Common Stock, those dividends and other distributions shall be accrued in a Participant's Account based upon the shares of Common Stock credited to the Participant's Account. The dividends or other distributions in the form of shares of Common Stock shall be credited to the Account as additional shares of Common Stock. The dividends or other distributions or rights in any other form shall be credited to the Participant's Account in the form of cash. For this purpose, all dividends and distributions not in the form of shares of Common Stock or cash shall be valued at the fair market value as determined by a resolution duly adopted by the Committee. Interest will be accrued on that portion of a Participant's Account held in the form of cash at the rate established by
Section 4.4.

     4.4 Interest Rate. Interest will be accrued on the last day of each calendar month on each portion of a Participant's Account held in the form of cash (whether resulting from a cash deferral, cash dividends or other cash distributions on Common Stock or the conversion of a Common Stock credit in his Account to cash) from the later of (a) the time it is credited to his Account or (b) the last previous calendar month end at a rate equal to (x) the rate of interest announced by Chase Manhattan Bank, N.A., or its successor, if applicable as its prime rate of interest on the last business day of the calendar quarter preceding the calendar quarter in which the month falls divided by (y) four. Interest so accrued on the last day of each calendar month shall be credited as cash to the Participant's Account and shall thereafter accrue interest. Interest will continue to be credited on the cash balance in the Participants Account until the entire cash balance has been distributed.

     4.5 Common Stock Conversion Election. At any time during a period commencing three years prior to the earliest time a Participant could retire under the Company's Retirement Plan and ending on the Participant's normal Retirement date as established under the Company's Retirement Plan, the Participant may elect a Retirement date under the Company's Retirement Plan and may elect to have all shares of Common Stock in his Account converted to cash. In that event, all shares of Common Stock shall be converted on the date notice is received by the Company based upon the closing quotation as described in Section 4.2, on that day, unless the Participant has specified no more than five different dates after the date of the notice on which the Participant desires all or a portion of the shares of Common Stock to be converted and the percentage of shares to be converted on each date. If the Participant has specified dates for and the percentage of shares to be converted, then the designated percentage of shares of Common Stock to be converted on each date shall be converted on the specified date based on the closing quotation as described in Section 4.2 on such specified dates.

                                     B-5

     At any time which is at least five years after Common Stock is credited to a Participant's account pursuant to Section 4.2, the Participant may elect to have such Common Stock converted to cash and credited to the Participant's Account. In that event, all shares of Common Stock specified by the Participant in a written notice to the Company which have been credited to the Participant's Account for at least five years prior to the giving of such notice shall be converted on the date notice is received by the Company based upon the closing quotation as described in Section 4.2, on that day.

                                  ARTICLE V
                    VESTING AND EVENTS CAUSING FORFEITURE

     5.1 Vesting. All deferrals of the Incentive Bonus and Director Fees and all income accrued on the deferrals will be 100% vested except for the events of forfeiture described in Sections 5.3 and 5.4. All Company matching accruals and all income accrued on those matching accruals will be 100% vested except for the events of forfeiture described in Sections 5.2, 5.3 and 5.4.

     5.2 Forfeiture of Company Match Because of Early Distribution. If, but for the provisions of this Section 5.2, a Participant would receive a benefit from this Plan for any reason, other than death, disability or Retirement, in respect of shares of Common Stock credited to the Participant's account pursuant to Section 4.2 as a result of the Company matching accrual of 20% provided for in Section 3.2 within three years after such shares were so credited, or if the Participant, prior to a Change of Control, ceases to be an employee with respect to a matching accrual resulting from deferral of an Incentive Bonus, or a director with respect to a matching accrual resulting from deferral of Directors Fees within three years after such shares are so credited, such matching accruals of shares of Common Stock and any dividends or other property or rights accumulated because of those shares of Common Stock shall be immediately forfeited.

     5.3 Forfeiture For Cause. If the Committee finds, after full consideration of the facts presented on behalf of both the Company and a former Participant, that the Participant was discharged by the Company for fraud, embezzlement, theft, commission of a felony, proven dishonesty in the course of his employment by the Company which damaged the Company, or for disclosing trade secrets of the Company, the entire amount credited to his Account in the Deferred Compensation Ledger, exclusive of an amount equal to the sum of the total deferrals of the Participant, will be forfeited. The decision of the Committee as to the cause of a former Participant's discharge and the damage done to the Company will be final. No decision of the Committee will affect the finality of the discharge of the Participant by the Company in any manner. Notwithstanding the foregoing, the forfeiture created by this Section will not apply to a Participant or former Participant discharged during the Plan Year in which a Change of Control occurs, or during the next three succeeding Plan Years following the Plan Year in which a Change of Controls occurs unless an arbitrator selected to review the Committee's findings agrees that the Committee has established by clear and convincing evidence that the grounds for forfeiture set forth in the first sentence have been met. The arbitrator will be selected by permitting the Company and the Participant to strike one name each from a panel of three names obtained from the American Arbitration Association. The person whose name is remaining will be the arbitrator.

     5.4 Forfeiture for Competition. If at the time a distribution is being made or is to be made to a Participant or former Participant, the Committee finds after full consideration of the facts presented on behalf of the Company and the Participant or former Participant, that the Participant or former Participant at any time within two years from his termination of employment from all Companies which adopted this Plan, and without written consent of the Company, directly or indirectly owns, operates, manages, controls or participates in the ownership, management, operation or control of or is employed by, or is paid as a consultant or other independent contractor by a business which competes or at any time did compete with the Company by which he was formerly employed in a trade area served by the Company at the time distributions are being made or to be made and in which the Participant or former Participant had represented the Company while employed by it; and, if the Participant or former Participant continues to be so engaged 60 days after written notice has been given

                                     B-6

to him, the Committee will forfeit all amounts otherwise due the Participant or former Participant, exclusive of an amount equal to the sum of the total deferrals of the Participant or former Participant. Notwithstanding the foregoing, the forfeiture created by this Section will not apply to any Participant or former Participant whose termination of employment from all Companies which adopted this Plan occurs during the Plan Year in which a Change of Control occurs or during the next three succeeding Plan Years following the Plan Year in which a Change of Control occurs.

                                  ARTICLE VI
                                DISTRIBUTIONS

     6.1 Form of Distributions or Withdrawals. Upon a distribution or withdrawal, at the option of Quanex, the number of shares of Common Stock credited to the Participant in the Deferred Compensation Ledger, if any, required to be distributed shall be distributed in kind or in cash, whether the distribution or withdrawal is in a lump sum or in installments. If distributed in cash, the amount per share of Common Stock which would otherwise be distributed in kind shall equal the closing quotation for the Common Stock on the NYSE (or if not traded on the NYSE, the principal market in which the Common Stock is traded) on the third business day prior to the date of distribution. If the distribution is in installments, all dividends and other property or rights accumulating on the shares still undistributed will be credited as provided in Section 4.3 and distributed with the next installment. If there are periodic installments to be made of the portion, if any, deferred as cash, income shall accumulate on that portion of the Account as described in Section 4.6 until the balance credited to the cash portion of the Participant's Account has been distributed. In that event income accumulating on the cash portion of the Account shall be distributed with the next installment to be distributed.

     6.2 Death. Upon the death of a Participant prior to the expiration of the Term of Deferral, the Participant's Beneficiary or Beneficiaries will receive in Common Stock or cash as required by Section 6.1, the balance then credited to the Participant's Account in the Deferred Compensation Ledger. The lump sum distribution or the first installment of the periodic distribution will be made 90 days after the Participant's death.

     Each Participant, upon making his initial deferral election, will file with the Committee a designation of one or more Beneficiaries to whom distributions otherwise due the Participant will be made in the event of his death prior to the complete distribution of the amount credited to his Account in the Deferred Compensation Ledger. The designation will be effective upon receipt by the Committee of a properly executed form which the Committee has approved for that purpose. The Participant may from time to time revoke or change any designation of Beneficiary by filing another approved Beneficiary designation form with the Committee. If there is no valid designation of Beneficiary on file with the Committee at the time of the Participant's death, or if all of the Beneficiaries designated in the last Beneficiary designation have predeceased the Participant or otherwise ceased to exist, the Beneficiary will be the Participant's spouse, if the spouse survives the Participant, or otherwise the Participant's estate. A Beneficiary must survive the Participant by 60 days in order to be considered to be living on the date of the Participant's death. If any Beneficiary survives the Participant but dies or otherwise ceases to exist before receiving all amounts due the Beneficiary from the Participant's Account, the balance of the amount which would have been paid to that Beneficiary will, unless the Participant's designation provides otherwise, be distributed to the individual deceased Beneficiary's estate or to the Participant's estate in the case of a Beneficiary which is not an individual. Any Beneficiary designation which designates any person or entity other than the Participant's spouse must be consented to in writing in a form acceptable to the Committee in order to be effective.

     6.3 Disability. Upon the disability of a Participant prior to the expiration of the Term of Deferral, the Participant will receive in Common Stock or cash as required by Section 6.1, the balance then credited to the Participant's Account in the Deferred Compensation Ledger. The lump sum distribution or the first installment of the periodic distribution will be made 90 days after the Participant becomes disabled.

                                     B-7

     6.4 Expiration of Term of Deferral. Upon the expiration of the Term of Deferral the Participant shall receive in Common Stock or cash as required by
Section 6.1, the balance credited to the Participant's Account in the Deferred Compensation Ledger. The lump sum distribution or the first installment of the periodic distribution will be made 90 days after the expiration of the Term of Deferral without regard to whether the Participant is still employed by the Company or not.

     6.5 Hardship Withdrawals. Any Participant who is in the employ of a Company and is not entitled to a distribution from this Plan may request a hardship withdrawal. No hardship withdrawal can exceed the lesser of the amount credited to the Participant's Account or the amount reasonably needed to satisfy the emergency need. Whether a hardship exists and the amount reasonably needed to satisfy the emergency need will be determined by the Committee based upon the evidence presented by the Participant and the rules established in this Section. If a hardship withdrawal is approved by the Committee it will be made in Common Stock or cash as required in Section 6.1 within 10 days of the Committee's determination. A hardship for this purpose is a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Section 152 (a) of the Internal Revenue Code of 1986, as amended) of the Participant, loss of the Participant's property due to casualty, or any similar extraordinary and unforeseeable circumstance arising as a result of events beyond the control of the Participant. The circumstances that will constitute a hardship will depend upon the facts of each case, but, in any case, payment may not be made to the extent that the hardship is or may be relieved: (a) through reimbursement or compensation by insurance or otherwise,
(b) by liquidation of the Participant's assets, to the extent the liquidation of such assets will not itself cause severe financial hardship, or (c) by cessation of deferrals under this Plan. Such foreseeable needs for funds as the need to send a Participant's child to college or the desire to purchase a home will not be considered to be a hardship.

     6.6 Payment Restrictions on any Portion of a Benefit Determined Not to be Deductible. Except for hardship withdrawals under Section 6.5, if a Participant has a benefit that is due during a Plan Year and the Committee determines that Section 162(m) of the Code could affect the Company's deduction on the amount paid, the distribution of his benefit will be delayed until December 1st following the end of the Plan Year. Then on December 1st if the Company's deduction is determined by the Committee not to be affected, the benefit in total will be distributed immediately; however, if the Committee determines that some portion of the benefit is affected then only that portion of the benefit which is deductible by the Company shall be distributed on December 1st and the distribution of the remaining portion of the benefit will be delayed to the first day of the first complete month of the Plan Year or Years on which a portion or all of the remaining distribution can be made and deducted by the Company on its federal income tax return. The Committee may waive the mandatory deferral required by this Section 6.6 with respect to a Participant who is not a member of the Committee but such waiver shall only be made on an individual basis and at the time the distribution is to be made.

     6.7 Responsibility for Distributions and Withholding of Taxes. The Committee will furnish information, to the Company last employing the Participant, concerning the amount and form of distribution to any Participant entitled to a distribution so that the Company may make or cause the Rabbi Trust to make the distribution required. It will also calculate the deductions from the amount of the benefit paid under the Plan for any taxes required to be withheld by federal, state or local government and will cause them to be withheld. If a Participant has deferred compensation under the Plan while in the service of more than one Company, each Company for which the Participant was working will reimburse the disbursing agent for the amount attributable to compensation deferred while the Participant was in the service of that Company if it has not already provided that funding to the disbursing agent.

                                     B-8

                                 ARTICLE VII
                                ADMINISTRATION

     7.1 Committee Appointment. The Committee will be appointed by the Board of Directors. The initial Committee members will be Compensation Committee of the Board of Directors. Each Committee member will serve until his or her resignation or removal. The Board of Directors will have the sole discretion to remove any one or more Committee members and appoint one or more replacement or additional Committee members from time to time.

     7.2 Committee Organization and Voting. The Committee will select from among its members a chairman who will preside at all of its meetings and will elect a secretary without regard to whether that person is a member of the Committee. The secretary will keep all records, documents and data pertaining to the Committee's supervision and administration of the Plan. A majority of the members of the Committee will constitute a quorum for the transaction of business and the vote of a majority of the members present at any meeting will decide any question brought before the meeting. In addition, the Committee may decide any question by vote, taken without a meeting, of a majority of its members. If a member of the Committee is ever appointed who is or becomes a Participant, that Committee member will not vote or act on any matter relating solely to himself.

     7.3 Powers of the Committee. The Committee will have the exclusive responsibility for the general administration of the Plan according to the terms and provisions of the Plan and will have all powers necessary to accomplish those purposes, including but not by way of limitation the right, power and authority:

          (a) to make rules and regulations for the administration of the Plan;

          (b) to construe all terms, provisions, conditions and limitations of the Plan;

          (c) to correct any defect, supply any omission or reconcile any inconsistency that may appear in the Plan in the manner and to the extent it deems expedient to carry the Plan into effect for the greatest benefit of all parties at interest;

          (d) to designate the persons eligible to become Participants and to establish the maximum and minimum amounts that may be elected to be deferred;

          (e) to determine all controversies relating to the administration of the Plan, including but not limited to:

             (1) differences of opinion arising between the Company and a Participant except when the difference of opinion relates to the entitlement to, the amount of or the method or timing of a distribution of a benefit affected by a Change of Control, in which event it shall be decided by judicial action; and

             (2) any question it deems advisable to determine in order to promote the uniform administration of the Plan for the benefit of all parties at interest; and

          (f) to delegate by written notice those clerical and recordation duties of the Committee, as it deems necessary or advisable for the proper and efficient administration of the Plan.

     7.4 Committee Discretion. The Committee in exercising any power or authority granted under this Plan or in making any determination under this Plan shall perform or refrain from performing those acts using its sole discretion and judgment. Any decision made by the Committee or any refraining to act or any act taken by the Committee in good faith shall be final and binding on all parties. The Committee's decision shall never be subject to de novo review. Notwithstanding the foregoing, the Committee's decision, refraining to act or acting is to be subject to judicial review for those incidents occurring during the Plan Year in which a Change of Control occurs and during the next three succeeding Plan Years.

     7.5 Annual Statements. The Committee will cause each Participant to receive an annual statement as soon as administratively possible after the conclusion of each Plan Year containing the

                                     B-9

amounts deferred, the Company match, if any, and the income accrued on the deferred and matched amounts.

     7.6 Reimbursement of Expenses. The Committee will serve without compensation for their services but will be reimbursed by Quanex for all expenses properly and actually incurred in the performance of their duties under the Plan.

                                 ARTICLE VIII
                           ADOPTION BY SUBSIDIARIES

     8.1 Procedure for and Status After Adoption. Any Subsidiary may, with the approval of the Committee, adopt this Plan by appropriate action of its board of directors. The terms of the Plan will apply separately to each Subsidiary adopting the Plan and its Participants in the same manner as is expressly provided for Quanex and its Participants except that the powers of the Board of Directors and the Committee under the Plan will be exercised by the Board of Directors of Quanex alone. Quanex and each Subsidiary adopting the Plan will bear the cost of providing plan benefits for its own Participants. It is intended that the obligation of Quanex and each Subsidiary with respect to its Participants will be the sole obligation of the Company that is employing the Participant and will not bind any other Company.

     8.2 Termination of Participation By Adopting Subsidiary. Any Subsidiary adopting the Plan may, by appropriate action of its board of directors, terminate its participation in the Plan. The Committee may, in its discretion, also terminate a Subsidiary's participation in the Plan at any time. The termination of the participation in this Plan by a Subsidiary will not, however, affect the rights of any Participant who is working or has worked for the Subsidiary as to amounts or shares of Common Stock previously standing to his credit in his Account in the Deferred Compensation Ledger or reduce the income accrued on amounts deferred by him or matched by the Company and credited to his Account whether in cash or in shares of Common Stock, prior to the distribution of the benefit to the Participant without his consent.

                                  ARTICLE IX
                         AMENDMENT AND/OR TERMINATION

     9.1 Amendment or Termination of the Plan. The Board of Directors may amend or terminate this Plan at any time by an instrument in writing without the consent of any adopting Company.

     9.2 No Retroactive Effect on Awarded Benefits. No amendment will affect the rights of any Participant to the amounts, whether in cash or shares of Common Stock, then standing to his credit in his Account in the Deferred Compensation Ledger, to change the method of calculating the income already accrued or to accrue in the future on amounts already deferred by him or matched by the Company prior to the date of the amendment or to change a Participant's right under any provision relating to a Change of Control after a Change of Control has occurred, without the Participant's consent. However, the Board of Directors shall retain the right at any time to change in any manner the method of calculating the match by the Company and the income to accrue on all amounts to be deferred in the future by a Participant and/or to be matched in the future by the Company after the date of the amendment if it has been announced to the Participants.

     9.3 Effect of Termination. If the Plan is terminated, all amounts, whether in cash or in shares of Common Stock, deferred by Participants and matched by the Company will continue to be held under the terms of this Plan until all amounts have been distributed according to the elections made by the Participants or the directives made by the Committee prior to the deferrals. The forfeiture provisions of Sections 5.2, 5.3 and 5.4 and the restriction set out in Section 6.6 would continue to apply throughout the period after the termination of the Plan but prior to the completed distribution of all benefits.

                                     B-10

                                  ARTICLE X
                                   FUNDING

     10.1  Payments Under This Agreement are the Obligation of the
Company. The Company will distribute the benefits due the Participants under this Plan; however should it fail to do so when a benefit is due and the funding trust contemplated by Section 10.2 exists, the benefit will be distributed by the trustee of that funding trust. In any event, if the trust fails to distribute a benefit for any reason, the Company still remains liable for all benefits provided by this Plan.

     10.2 Agreement May Be Funded Through Rabbi Trust. It is specifically recognized by both the Company and the Participants that the Company may, but is not required to transfer any funds, shares or Common Stock or other assets that it finds desirable to a trust established to accumulate assets sufficient to fund the obligations of all of the Companies signatory to this Plan. However, under all circumstances, the Participants will have no rights to any of those assets; and likewise, under all circumstances, the rights of the Participants to the assets held in the trust will be no greater than the rights expressed in this agreement. Nothing contained in the trust agreement which creates the funding trust will constitute a guarantee by any Company that assets of the Company transferred to the trust will be sufficient to fund all benefits under this Plan or would place the Participant in a secured position ahead of general creditors should the Company become insolvent or bankrupt. Any trust agreement prepared to fund the Company's obligations under this agreement must specifically set out these principles so it is clear in that trust agreement that the Participants in this Plan are only unsecured general creditors of the Company in relation to their benefits under this Plan.

     10.3 Reversion of Excess Assets. Any adopting Company may, at any time, request the actuary, who last performed the annual actuarial valuation of the Quanex defined benefit Retirement plan, to determine the present Account balance, assuming the accrual rate for income not to be reduced (whether it actually is or not), as of the month end coincident with or next preceding the request, of all Participants and Beneficiaries of deceased Participants for which all Companies are or will be obligated to make benefit distributions under this Plan. If the fair market value of the assets held in the trust, as determined by the Trustee as of that same date, exceeds the total of the Account balances of all Participants and Beneficiaries by 25%, any Company may direct the trustee to return to each Company its proportionate part of the assets which are in excess of 125% of the Account balances. Each Company's share of the excess assets will be the Participants' Accounts accrued while in the employ of that Company as compared to the total of the Account balances accrued by all Participants under the Plan times the excess assets. If there has been a Change of Control, for the purpose of determining if there are excess funds, all contributions made prior to the Change of Control will be subtracted from the fair market value of the assets held in the trust as of the determination date but before the determination is made.

     10.4 Participants Must Rely Only on General Credit of the Company. It is also specifically recognized by both the Company and the Participants that this Plan is only a general corporate commitment and that each Participant must rely upon the general credit of the Company for the fulfillment of its obligations under this Plan. Under all circumstances the rights of Participants to any asset held by the Company will be no greater than the rights expressed in this agreement. Nothing contained in this agreement will constitute a guarantee by the Company that the assets of the Company will be sufficient to distribute any benefits under this Plan or would place the Participant in a secured position ahead of general creditors of the Company. Though the Company may establish or become a signatory to a Rabbi Trust, as indicated in Section 10.1, to accumulate assets to fulfill its obligations, the Plan and any such trust will not create any lien, claim, encumbrance, right, title or other interest of any kind in any Participant in any asset held by the Company, contributed to any such trust or otherwise designated to be used in fulfillment of any of its obligations created in this agreement. No specific assets of the Company have been or will be set aside, or will in any way be transferred to the trust or will be pledged in any way for the performance of the Company's obligations under this Plan which would remove such assets from being subject to the general creditors of the Company.

                                     B-11

                                  ARTICLE XI
                                MISCELLANEOUS

     11.1  Limitation of Rights.  Nothing in this Plan will be construed:

          (a) to give any employee of any Company any right to be designated a Participant in the Plan;

          (b) to give a Participant any right with respect to the compensation deferred, the Company match or the income accrued and credited in the Deferred Compensation Ledger except in accordance with the terms of this Plan;

          (c) to limit in any way the right of the Company to terminate a Participant's employment with the Company at any time;

          (d) to evidence any agreement or understanding, expressed or implied, that the Company will employ a Participant in any particular position or for any particular remuneration; or

          (e) to give a Participant or any other person claiming through him any interest or right under this Plan other than that of any unsecured general creditor of the Company.

     11.2 Distributions to Incompetents or Minors. Should a Participant become incompetent or should a Participant designate a Beneficiary who is a minor or incompetent, the Committee is authorized to distribute the benefit due to the parent of the minor or to the guardian of the minor or incompetent or directly to the minor or to apply those assets for the benefit of the minor or incompetent in any manner the Committee determines in its sole discretion.

     11.3 Nonalienation of Benefits. No right or benefit provided in this Plan will be transferable by the Participant except, upon his death, to a named Beneficiary as provided in this Plan. No right or benefit under this Plan will be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same will be void. No right or benefit under this Plan will in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. If any Participant or any Beneficiary becomes bankrupt or attempts to anticipate, alienate, sell, assign, pledge, encumber or charge any right or benefit under this Plan, that right or benefit will, in the discretion of the Committee, cease. In that event, the Committee may have the Company hold or apply the right or benefit or any part of it to the benefit of the Participant or Beneficiary, his or her spouse, children or other dependents or any of them in any manner and in any proportion the Committee believes to be proper in its sole and absolute discretion, but is not required to do so.

     11.4 Expenses Incurred in Enforcing the Plan. The Company will, in addition, pay a Participant for all legal fees and expenses incurred by him in contesting or disputing his termination or in seeking to obtain or enforce any benefit provided by this Plan if the termination occurs in the Plan Year in which a Change of Control occurs or during the next three succeeding Plan Years following the Plan Year in which a Change of Control occurs except to the extent that the payment of those fees or expenses are restricted under
Section 6.6.

     11.5 Reliance Upon Information. The Committee will not be liable for any decision or action taken or not taken in good faith in connection with the administration of this Plan. Without limiting the generality of the foregoing, any decision or action taken or not taken by the Committee when it relies upon information supplied it by any officer of the Company, the Company's legal counsel, the Company's independent accountants or other advisors in connection with the administration of this Plan will be deemed to have been taken in good faith.

     11.6 Severability. If any term, provision, covenant or condition of the Plan is held to be invalid, void or otherwise unenforceable, the rest of the Plan will remain in full force and effect and will in no way be affected, impaired or invalidated.

     11.7 Notice. Any notice or filing required or permitted to be given to the Committee or a Participant will be sufficient if in writing and hand delivered or sent by U.S. mail to the principal office

                                     B-12

of the Company or to the residential mailing address of the Participant. Notice will be deemed to be given as of the date of hand delivery or if delivery is by mail, as of the date shown on the postmark.

     11.8 Gender and Number. If the context requires it, words of one gender when used in this Plan will include the other genders, and words used in the singular or plural will include the other.

     11.9 Governing Law. The Plan will be construed, administered and governed in all respects by the laws of the State of Texas.

     11.10 Effective Date. This Plan will be operative and effective on October 12, 1995. However, those provisions relating to the Participants' right to defer in the form of Common Stock and to receive Common Stock when the period of deferral has been completed are contingent upon the shareholders of Quanex approving those provisions of the Plan at their meeting in 1996. Should they fail to do so, all provisions relating to the election to defer in the form of and to receive Common Stock are null and void and anyone who previously elected a deferral in the form of Common Stock shall instead receive that portion of his deferral in cash as soon as conveniently possible, with interest as if he had initially elected to defer in cash. Any distribution prior to the approval of the shareholders of Quanex shall be in the form of cash.

                                     B-13